UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders

ANNUAL REPORT 2012

SunAmerica Series, Inc.

■  Focused Asset Allocation Strategies

■  Focused Portfolios

■  SunAmerica Strategic Value Portfolio

October 31, 2012  ANNUAL REPORT

SunAmerica Series, Inc.

SunAmerica Focused Asset Allocation Strategies
Focused Multi-Asset Strategy Portfolio (FASAX)
Focused Balanced Strategy Portfolio (FBAAX)
SunAmerica Focused Portfolios
Focused Large-Cap Growth Portfolio (SSFAX)
Focused Small-Cap Growth Portfolio (NSKAX)
Focused Small-Cap Value Portfolio (SSSAX)
Focused Dividend Strategy Portfolio (FDSAX)
SunAmerica Strategic Value Portfolio (SFVAX)

Table of Contents

A Message from the President	1
Expense Example	3
Statement of Assets and Liabilities	6
Statement of Operations	10
Statement of Changes in Net Assets	12
Financial Highlights	15
Portfolio of Investments	22
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	65
Approval of Advisory Agreements	66
Results of Special Shareholder Meetings	74
Director and Officer Information	75
Shareholder Tax Information	78
Comparisons: Portfolios vs. Indices	79

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Series, Inc. (the "SunAmerica Series"), including the Focused Asset Allocation Strategies, Focused Portfolios and SunAmerica Strategic Value Portfolio, for the 12-month period ended October 31, 2012.

Overall, U.S. equities advanced solidly during the annual period, though volatility remained a dominant factor as impacted primarily by Europe's sovereign debt problems and uncertainty over the global economy.

As the annual period began in November 2011, most U.S. equity indices struggled, as Standard & Poor's downgraded ratings on several large banks and the U.S. Congressional supercommittee failed to agree on federal spending cuts. In addition, Europe's sovereign debt crisis deteriorated, weighing on U.S. investor sentiment. However, in December 2011, the U.S. equity markets rallied on coordinated action by several global central banks in an effort to help European banks. As concerns about the European sovereign debt crisis eased and improving data on the health of the U.S. economic recovery became more prevalent, an increased appetite for riskier assets prompted an even more significant equity market rally during the first quarter and into April 2012. Of particular note was the U.S. unemployment rate, which, while still historically high at 8.2%, showed modest improvement in March and was well below the 10.0% level seen in late 2009. Also, inflation appeared to be held in check, while interest rates remained at historically low levels.

Volatility measures, most predominantly the CBOE Volatility Index (VIX)†, remained suppressed through the remainder of the annual period, but the U.S. equity markets continued to experience dramatic swings, rising or falling by 10% or more five times during calendar year-to-date through October 2012. During the second calendar quarter of 2012, corporate earnings were generally good, but investor sentiment shifted, with weak economic statistics being released, especially in the manufacturing and labor markets. At the same time, fears in the U.S. grew about the coming "fiscal cliff" at the end of 2012, which could produce the double impact of increased taxes and significant government spending cuts. Overseas, the sovereign debt crisis in Europe reignited – first in Greece and then spreading to Spain. In Asia, the concern centered on China and whether or not it could orchestrate a soft landing for its economy. There appeared to be some progress on the policy front in Europe late in the quarter, which helped drive a relief rally on the last day of June, but still, U.S. equity indices tumbled across the board during the second quarter of 2012. Then, during the third quarter of 2012, the U.S. equity markets delivered strong returns, as investors appeared to focus more on the policy announcements and actions of several global central banks, including the Federal Reserve Board and the European Central Bank, and of various European governments rather than on the mixed to weakening global economic data that was released. However, the U.S. equity markets then gave up some gains in October in the face of ongoing uncertainty in Europe and on a number of companies giving lower-than-expected earnings guidance.

For the annual period overall, large-cap stocks outperformed small-cap stocks and mid-cap stocks, and value stocks outperformed growth stocks across the capitalization spectrum. All ten sectors in the S&P 500 Index* generated positive returns during the annual period, but there was no clear distinction in performance between those sectors considered traditionally more defensive and those considered more economically-sensitive and cyclical. Telecommunication Services, Financials, Health Care and

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

Consumer Discretionary posted the highest total returns during the 12 months ended October 31, 2012; Materials, Energy, Information Technology and Utilities were comparatively the weakest.

In our attempt to best serve the long-term interests of our shareholders amidst whatever market conditions may arise, we continued to modify our investment options during the annual period. In particular, effective June 1, 2012, the projected asset allocation ranges of Focused Multi-Asset Strategy Portfolio were modified, and, in connection with these allocations, SunAmerica will generally allocate approximately 10% of the Portfolio among ten different asset classes under normal market conditions. Also, effective August 13, 2012, several of the Focused Portfolios of the SunAmerica Series – namely, Focused Growth Portfolio, Focused Technology Portfolio, Focused StarALPHA Portfolio and Focused Growth and Income Portfolio – were reorganized into other funds in the SunAmerica Specialty Series.

Whether you invest in any of our portfolios separately or you invest in a mix of SunAmerica funds through our Focused Asset Allocation Strategies, we believe our mutual funds provide valuable tools for investors and their financial advisers to help optimize their asset allocations in a market still rife with volatility yet filled with new investment opportunity.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals. This strategy may have the result of mitigating the impact of market corrections by allowing investors to successfully participate in the upside of market rallies.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Series portfolios for the 12-month period ended October 31, 2012. You will also find a comprehensive review of the portfolios' performance.

Thank you for being a part of the SunAmerica Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

†The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of the S&P 500 Index call and put options to derive the implied volatility of a hypothetical 30-day at-the-money option. Because options are estimates of future prices, the VIX is meant to be forward looking and is used as a measure of market risk. The VIX is seen as a gauge of investor complacency or fear. A low VIX represents complacency and often signals a market top; while a high VIX represents excessive fear and is often indicative of a market bottom. As a general rule, VIX readings below 20 equate to less stressful and complacent markets. VIX readings above 30 reflect fear and uncertainty in the market.

*The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management Corp.

EXPENSE EXAMPLE — October 31, 2012 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2012 and held until October 31, 2012.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2012" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended October 31, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2012" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2012" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended October 31, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2012" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2012," column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2012 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2012	Ending Account Value Using Actual Return at October 31, 2012	Expenses Paid During the Six Months Ended October 31, 2012*	Beginning Account Value at May 1, 2012	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2012	Expenses Paid During the Six Months Ended October 31, 2012*	Expense Ratio as of October 31, 2012*
Focused Multi-Asset Strategy †
Class A	$1,000.00	$968.20	$1.04	$1,000.00	$1,024.08	$1.07	0.21%
Class B	$1,000.00	$965.75	$4.25	$1,000.00	$1,020.81	$4.37	0.86%
Class C	$1,000.00	$965.06	$4.20	$1,000.00	$1,020.86	$4.32	0.85%
Class I#	$1,000.00	$968.91	$1.24	$1,000.00	$1,023.88	$1.27	0.25%
Focused Balanced Strategy †
Class A	$1,000.00	$985.56	$1.05	$1,000.00	$1,024.08	$1.07	0.21%
Class B	$1,000.00	$982.39	$4.34	$1,000.00	$1,020.76	$4.42	0.87%
Class C	$1,000.00	$983.24	$4.24	$1,000.00	$1,020.86	$4.32	0.85%
Class I #	$1,000.00	$985.33	$1.25	$1,000.00	$1,023.88	$1.27	0.25%
Focused Large-Cap Growth
Class A	$1,000.00	$959.24	$7.24	$1,000.00	$1,017.75	$7.46	1.47%
Class B	$1,000.00	$955.21	$10.96	$1,000.00	$1,013.93	$11.29	2.23%
Class C	$1,000.00	$955.91	$10.47	$1,000.00	$1,014.43	$10.79	2.13%
Class Z	$1,000.00	$961.43	$4.63	$1,000.00	$1,020.41	$4.77	0.94%
Focused Small-Cap Growth
Class A	$1,000.00	$894.47	$7.19	$1,000.00	$1,017.55	$7.66	1.51%
Class B #	$1,000.00	$891.06	$10.79	$1,000.00	$1,013.72	$11.49	2.27%
Class C	$1,000.00	$891.64	$10.41	$1,000.00	$1,014.13	$11.09	2.19%
Class I #	$1,000.00	$894.77	$6.33	$1,000.00	$1,018.45	$6.75	1.33%
Focused Small-Cap Value
Class A	$1,000.00	$884.91	$7.15	$1,000.00	$1,017.55	$7.66	1.51%
Class B #	$1,000.00	$881.03	$11.40	$1,000.00	$1,013.02	$12.19	2.41%
Class C	$1,000.00	$881.62	$10.41	$1,000.00	$1,014.08	$11.14	2.20%
Focused Dividend Strategy
Class A	$1,000.00	$1,032.36	$5.01	$1,000.00	$1,020.21	$4.98	0.98%
Class B	$1,000.00	$1,028.67	$8.36	$1,000.00	$1,016.89	$8.31	1.64%
Class C	$1,000.00	$1,029.65	$8.32	$1,000.00	$1,016.94	$8.26	1.63%
SunAmerica Strategic Value
Class A	$1,000.00	$1,029.95	$7.55	$1,000.00	$1,017.70	$7.51	1.48%
Class B#	$1,000.00	$1,025.37	$12.07	$1,000.00	$1,013.22	$11.99	2.37%
Class C	$1,000.00	$1,026.58	$10.85	$1,000.00	$1,014.43	$10.79	2.13%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 366 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectus, your retirement plan document and/or materials from your financial adviser for more information.

EXPENSE EXAMPLE — October 31, 2012 — (unaudited) (continued)

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2012" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2012" and the "Expense Ratios" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2012

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$262,485,279	$125,150,677
Investments at value (affiliated)*	384,492,689	177,132,150	—	—
Repurchase agreements (cost approximates value)	—	—	20,605,000	10,884,000
Total investments	384,492,689	177,132,150	283,090,279	136,034,677
Cash	—	—	723	10
Foreign cash*	—	—	—	—
Receivable for:
Fund shares sold	198,506	123,829	26,936	13,247
Dividends and interest	—	—	78,649	16,422
Investments sold	—	—	—	—
Prepaid expenses and other assets	1,321	1,321	6,163	5,324
Due from investment adviser for expense reimbursements/fee waivers	—	1,278	—	3,022
Total assets	384,692,516	177,258,578	283,202,750	136,072,702
LIABILITIES:
Payable for:
Fund shares redeemed	1,106,336	271,423	239,470	217,173
Investments purchased	—	—	—	—
Investment advisory and management fees	33,451	15,239	185,108	89,313
Distribution and service maintenance fees	116,418	49,497	128,051	53,888
Transfer agent fees and expenses	13,928	2,979	58,789	32,274
Directors' fees and expenses	8,906	4,173	16,940	7,976
Other accrued expenses	87,458	61,119	209,440	137,778
Due to investment adviser from expense recoupment	251	—	—	—
Total liabilities	1,366,748	404,430	837,798	538,402
Net Assets	$383,325,768	$176,854,148	$282,364,952	$135,534,300
*Cost
Investments (unaffiliated)	$—	$—	$243,227,663	$121,719,605
Investments (affiliated)	$394,137,508	$169,065,809	$—	$—
Foreign cash	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2012 — (continued)

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,941	$1,372	$1,558	$1,133
Paid-in capital	676,741,992	249,684,119	324,763,827	221,420,574
	676,744,933	249,685,491	324,765,385	221,421,707
Accumulated undistributed net investment income (loss)	582,660	151,734	(1,720,064)	(1,683,216)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(284,357,006)	(81,049,418)	(59,937,985)	(87,635,263)
Unrealized appreciation (depreciation) on investments	(9,644,819)	8,066,341	19,257,616	3,431,072
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—
Net Assets	$383,325,768	$176,854,148	$282,364,952	$135,534,300
Class A:
Net assets	$178,457,993	$87,714,624	$208,921,258	$113,933,219
Shares outstanding	13,629,192	6,788,754	11,239,955	9,273,535
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.09	$12.92	$18.59	$12.29
Maximum sales charge (5.75% of offering price)	0.80	0.79	1.13	0.75
Maximum offering price to public	$13.89	$13.71	$19.72	$13.04
Class B:
Net assets	$52,914,076	$21,819,325	$12,455,087	$7,078,885
Shares outstanding	4,080,281	1,699,997	738,983	676,331
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.97	$12.83	$16.85	$10.47
Class C:
Net assets	$151,552,855	$66,579,772	$60,839,684	$14,211,113
Shares outstanding	11,671,494	5,171,018	3,597,586	1,360,101
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.98	$12.88	$16.91	$10.45
Class I:
Net assets	$400,844	$740,427	$—	$311,083
Shares outstanding	30,627	57,214	—	24,549
Net asset value, offering and redemption price per share	$13.09	$12.94	$—	$12.67
Class Z:
Net assets	$—	$—	$148,923	$—
Shares outstanding	—	—	7,469	—
Net asset value, offering and redemption price per share	$—	$—	$19.94	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2012 — (continued)

	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
ASSETS:
Investments at value (unaffiliated)*	$91,316,182	$2,716,915,586	$160,425,812
Investments at value (affiliated)*	—	—	—
Repurchase agreements (cost approximates value)	2,833,000	7,400,000	1,879,000
Total investments	94,149,182	2,724,315,586	162,304,812
Cash	898	662	59
Foreign cash*	10,348	—	73
Receivable for:
Fund shares sold	14,161	26,185,831	103,089
Dividends and interest	82,154	5,233,113	301,026
Investments sold	4,794,565	—	—
Prepaid expenses and other assets	12,826	7,087	1,711
Due from investment adviser for expense reimbursements/fee waivers	—	—	—
Total assets	99,064,134	2,755,742,279	162,710,770
LIABILITIES:
Payable for:
Fund shares redeemed	116,725	6,601,752	259,054
Investments purchased	1,546,919	—	—
Investment advisory and management fees	64,259	816,771	105,319
Distribution and service maintenance fees	42,422	1,272,801	75,842
Transfer agent fees and expenses	24,549	526,257	17,677
Directors' fees and expenses	4,105	3,077	5,903
Other accrued expenses	56,432	144,166	90,720
Due to investment adviser from expense recoupment	—	—	1,765
Total liabilities	1,855,411	9,364,824	556,280
Net Assets	$97,208,723	$2,746,377,455	$162,154,490
*Cost
Investments (unaffiliated)	$93,485,798	$2,521,044,141	$152,875,417
Investments (affiliated)	$—	$—	$—
Foreign cash	$11,197	$—	$75

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2012 — (continued)

	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$702	$20,859	$927
Paid-in capital	151,377,545	2,513,901,492	286,897,393
	151,378,247	2,513,922,351	286,898,320
Accumulated undistributed net investment income (loss)	(230,128)	3,396,817	1,290,095
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(51,768,931)	33,186,842	(133,584,318)
Unrealized appreciation (depreciation) on investments	(2,169,616)	195,871,445	7,550,395
Unrealized foreign exchange gain (loss) on other assets and liabilities	(849)	—	(2)
Net Assets	$97,208,723	$2,746,377,455	$162,154,490
Class A:
Net assets	$75,701,876	$1,916,050,906	$114,964,558
Shares outstanding	5,308,569	145,328,807	6,430,936
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$14.26	$13.18	$17.88
Maximum sales charge (5.75% of offering price)	0.87	0.80	1.09
Maximum offering price to public	$15.13	$13.98	$18.97
Class B:
Net assets	$4,751,205	$114,793,932	$7,307,977
Shares outstanding	378,711	8,746,489	441,060
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.55	$13.12	$16.57
Class C:
Net assets	$16,755,642	$715,532,617	$39,881,955
Shares outstanding	1,327,914	54,516,741	2,401,385
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.62	$13.13	$16.61
Class I:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class Z:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2012

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$2,955,098	$413,829
Dividends (affiliated)	6,240,259	2,645,673	—	—
Interest (unaffiliated)	—	—	1,448	913
Total investment income*	6,240,259	2,645,673	2,956,546	414,742
Expenses:
Investment advisory and management fees	441,285	188,974	2,210,510	1,097,870
Distribution and service maintenance fees:
Class A	—	—	746,294	421,128
Class B	447,257	172,139	150,808	89,457
Class C	1,142,871	466,326	662,404	167,850
Service fees Class I	—	—	—	824
Transfer agent fees and expenses:
Class A	71,778	26,221	544,622	312,926
Class B	27,890	9,370	44,468	27,362
Class C	40,681	12,927	169,754	44,022
Class I	168	50	—	725
Class Z	—	—	98	—
Registration fees:
Class A	12,861	8,140	19,040	14,751
Class B	7,392	6,097	10,639	8,476
Class C	9,829	7,671	13,158	9,247
Class I	456	10,472	—	8,597
Custodian and accounting fees	19,490	19,501	88,540	68,134
Reports to shareholders	137,990	50,543	126,800	57,836
Audit and tax fees	29,396	29,396	32,048	34,866
Legal fees	21,202	12,810	14,646	10,361
Directors' fees and expenses	47,754	18,926	28,929	15,338
Interest expense	—	—	—	—
Other expenses	23,496	17,206	30,532	22,274
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,481,796	1,056,769	4,893,290	2,412,044
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	(251)	(9,984)	—	(7,727)
Custody credits earned on cash balances	—	(1)	(20)	(29)
Fees paid indirectly (Note 8)	—	—	(51,954)	(6,835)
Net expenses	2,481,545	1,046,784	4,841,316	2,397,453
Net investment income (loss)	3,758,714	1,598,889	(1,884,770)	(1,982,711)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	28,048,768	3,999,644
Net realized gain (loss) on investments (affiliated)	4,488,100	4,117,772	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	12,375,931	3,381,927	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	167	—
Net realized gain (loss) on investments and foreign currencies	16,864,031	7,499,699	28,048,935	3,999,644
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	256,071	(810,652)
Change in unrealized appreciation (depreciation) on investments (affiliated)	(27,404,034)	(1,357,866)	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	(198)	—
Net unrealized gain (loss) on investments and foreign currencies	(27,404,034)	(1,357,866)	255,873	(810,652)
Net realized and unrealized gain (loss) on investments and foreign currencies	(10,540,003)	6,141,833	28,304,808	3,188,992
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,781,289)	$7,740,722	$26,420,038	$1,206,281
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2012 — (continued)

	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$1,666,550	$69,347,656	$4,168,298
Dividends (affiliated)	—	—	—
Interest (unaffiliated)	626	4,754	183
Total investment income*	1,667,176	69,352,410	4,168,481
Expenses:
Investment advisory and management fees	832,615	6,484,744	1,165,529
Distribution and service maintenance fees:
Class A	292,927	4,540,819	364,679
Class B	61,602	837,611	88,176
Class C	211,618	4,716,461	423,923
Service fees Class I	—	—	—
Transfer agent fees and expenses:
Class A	205,734	2,940,404	261,561
Class B	18,444	192,833	25,535
Class C	53,027	1,065,733	104,727
Class I	—	—	—
Class Z	—	—	—
Registration fees:
Class A	16,968	120,631	10,947
Class B	10,580	16,737	7,300
Class C	11,342	50,462	8,728
Class I	—	—	—
Custodian and accounting fees	53,730	333,597	60,967
Reports to shareholders	31,590	218,893	50,149
Audit and tax fees	35,160	37,912	36,106
Legal fees	6,187	40,041	11,292
Directors' fees and expenses	12,389	137,198	14,392
Interest expense	454	2,348	446
Other expenses	19,743	56,400	25,721
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,874,110	21,792,824	2,660,178
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	—	—	10,389
Custody credits earned on cash balances	(22)	(288)	(23)
Fees paid indirectly (Note 8)	(17,307)	—	—
Net expenses	1,856,781	21,792,536	2,670,544
Net investment income (loss)	(189,605)	47,559,874	1,497,937
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(2,507,533)	47,952,627	1,245,769
Net realized gain (loss) on investments (affiliated)	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	(85)
Net realized gain (loss) on investments and foreign currencies	(2,507,533)	47,952,627	1,245,684
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(12,474,487)	141,748,692	17,604,422
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(699)	—	(1)
Net unrealized gain (loss) on investments and foreign currencies	(12,475,186)	141,748,692	17,604,421
Net realized and unrealized gain (loss) on investments and foreign currencies	(14,982,719)	189,701,319	18,850,105
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,172,324)	$237,261,193	$20,348,042
*Net of foreign withholding taxes on interest and dividends of	$711	$—	$7,017

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,758,714	$4,831,689	$1,598,889	$2,198,550	$(1,884,770)	$(2,070,301)
Net realized gain (loss) on investments and foreign currencies	16,864,031	11,209,268	7,499,699	10,331,491	28,048,935	51,068,067
Net unrealized gain (loss) on investments and foreign currencies	(27,404,034)	2,526,020	(1,357,866)	(3,010,319)	255,873	(37,352,098)
Net increase (decrease) in net assets resulting from operations	(6,781,289)	18,566,977	7,740,722	9,519,722	26,420,038	11,645,668
Distributions to shareholders from:
Net investment income (Class A)	(3,959,730)	(2,529,784)	(1,967,145)	(1,657,550)	—	—
Net investment income (Class B)	(1,093,224)	(846,492)	(498,731)	(566,654)	—	—
Net investment income (Class C)	(2,624,707)	(1,745,940)	(1,229,384)	(1,126,408)	—	—
Net investment income (Class I)	(8,329)	—	(15,797)	(17,318)	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(7,685,990)	(5,122,216)	(3,711,057)	(3,367,930)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(100,733,571)	80,851,905	(27,681,224)	(4,849,352)	(44,476,575)	(184,421,383)
Total increase (decrease) in net assets	(115,200,850)	94,296,666	(23,651,559)	1,302,440	(18,056,537)	(172,775,715)
NET ASSETS:
Beginning of period	498,526,618	404,229,952	200,505,707	199,203,267	300,421,489	473,197,204
End of period†	$383,325,768	$498,526,618	$176,854,148	$200,505,707	$282,364,952	$300,421,489
†Includes accumulated undistributed net investment income (loss)	$582,660	$995,848	$151,734	$312,858	$(1,720,064)	$(17,216)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Small-Cap Growth Portfolio		Focused Small-Cap Value Portfolio
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,982,711)	$(2,284,485)	$(189,605)	$(953,353)
Net realized gain (loss) on investments and foreign currencies	3,999,644	31,394,273	(2,507,533)	19,434,822
Net unrealized gain (loss) on investments and foreign currencies	(810,652)	(13,831,537)	(12,475,186)	(4,370,451)
Net increase (decrease) in net assets resulting from operations	1,206,281	15,278,251	(15,172,324)	14,111,018
Distributions to shareholders from:
Net investment income (Class A)	—	—	(1,101,648)	(2,845,915)
Net investment income (Class B)	—	—	(33,971)	(221,263)
Net investment income (Class C)	—	—	(147,690)	(758,685)
Net investment income (Class I)	—	—	—	—
Net investment income (Class Z)	—	—	—	—
Net realized gain on securities (Class A)	(12,578,753)	—	—	—
Net realized gain on securities (Class B)	(1,268,237)	—	—	—
Net realized gain on securities (Class C)	(2,196,724)	—	—	—
Net realized gain on securities (Class I)	(34,926)	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—
Total distributions to shareholders	(16,078,640)	—	(1,283,309)	(3,825,863)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	3,601,217	(47,809,907)	(19,985,039)	(2,064,897)
Total increase (decrease) in net assets	(11,271,142)	(32,531,656)	(36,440,672)	8,220,258
NET ASSETS:
Beginning of period	146,805,442	179,337,098	133,649,395	125,429,137
End of period†	$135,534,300	$146,805,442	$97,208,723	$133,649,395
†Includes accumulated undistributed net investment income (loss)	$(1,683,216)	$(8,131)	$(230,128)	$1,242,786

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		SunAmerica Strategic Value Portfolio
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$47,559,874	$18,723,350	$1,497,937	$28,007
Net realized gain (loss) on investments and foreign currencies	47,952,627	18,105,857	1,245,684	51,887,925
Net unrealized gain (loss) on investments and foreign currencies	141,748,692	17,322,081	17,604,421	(46,412,533)
Net increase (decrease) in net assets resulting from operations	237,261,193	54,151,288	20,348,042	5,503,399
Distributions to shareholders from:
Net investment income (Class A)	(34,806,814)	(12,646,061)	(202,834)	—
Net investment income (Class B)	(1,753,574)	(804,635)	—	—
Net investment income (Class C)	(10,094,011)	(3,703,039)	—	—
Net investment income (Class I)	—	—	—	—
Net investment income (Class Z)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—
Total distributions to shareholders	(46,654,399)	(17,153,735)	(202,834)	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	1,526,846,758	587,785,082	(7,295,886)	(62,058,220)
Total increase (decrease) in net assets	1,717,453,552	624,782,635	12,849,322	(56,554,821)
NET ASSETS:
Beginning of period	1,028,923,903	404,141,268	149,305,168	205,859,989
End of period†	$2,746,377,455	$1,028,923,903	$162,154,490	$149,305,168
†Includes accumulated undistributed net investment income (loss)	$3,396,817	$2,491,342	$1,290,095	$(4,923)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
Class A
10/31/08	$20.82	$0.16	$(6.28)	$(6.12)	$(0.70)	$—	$(3.25)	$(3.95)	$10.75	(35.56)%	$156,584	0.18%		1.06%		10%
10/31/09	10.75	0.23	1.43	1.66	(0.32)	—	—	(0.32)	12.09	16.06	156,759	0.23		2.15		30
10/31/10	12.09	0.16	1.06	1.22	(0.19)	—	—	(0.19)	13.12	10.20	149,761	0.20		1.25		26
10/31/11	13.12	0.23	0.41 (5)	0.64	(0.23)	—	—	(0.23)	13.53	4.89	209,239	0.20		1.52		43
10/31/12	13.53	0.16	(0.34)	(0.18)	(0.26)	—	—	(0.26)	13.09	(1.30)	178,458	0.21		1.17		46
Class B
10/31/08	$20.60	$0.05	$(6.20)	$(6.15)	$(0.57)	$—	$(3.25)	$(3.82)	$10.63	(35.95)%	$95,631	0.83%		0.36%		10%
10/31/09	10.63	0.16	1.42	1.58	(0.23)	—	—	(0.23)	11.98	15.26	92,164	0.88		1.52		30
10/31/10	11.98	0.08	1.04	1.12	(0.11)	—	—	(0.11)	12.99	9.45	84,177	0.85		0.62		26
10/31/11	12.99	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.40	4.22	88,261	0.85		0.96		43
10/31/12	13.40	0.09	(0.35)	(0.26)	(0.17)	—	—	(0.17)	12.97	(1.90)	52,914	0.86		0.64		46
Class C
10/31/08	$20.61	$0.07	$(6.23)	$(6.16)	$(0.57)	$—	$(3.25)	$(3.82)	$10.63	(35.98)%	$211,343	0.82%		0.44%		10%
10/31/09	10.63	0.17	1.42	1.59	(0.22)	—	—	(0.22)	12.00	15.39	194,402	0.87		1.56		30
10/31/10	12.00	0.08	1.04	1.12	(0.11)	—	—	(0.11)	13.01	9.43	170,291	0.84		0.64		26
10/31/11	13.01	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.42	4.22	200,496	0.84		0.94		43
10/31/12	13.42	0.08	(0.34)	(0.26)	(0.18)	—	—	(0.18)	12.98	(1.91)	151,553	0.84		0.58		46
Class I
08/15/11-10/31/11(6)	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%
10/31/12	13.53	0.14	(0.32)	(0.18)	(0.26)	—	—	(0.26)	13.09	(1.31)	401	0.25	(4)	1.09	(4)	46

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11(7)	10/31/12
Focused Multi-Asset Strategy I	2.20%	0.06%

(5)  Includes the effect of a merger (See Note 2).

(6)  Inception date of class.

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
Class A
10/31/08	$17.74	$0.29	$(4.90)		$(4.61)	$(0.63)	$—	$(2.26)	$(2.89)	$10.24	(30.44)%	$84,727	0.19%		2.09%		20%
10/31/09	10.24	0.17	1.10		1.27	(0.19)	—	—	(0.19)	11.32	12.66	83,178	0.25		1.71		46
10/31/10	11.32	0.11	1.05		1.16	(0.14)	—	—	(0.14)	12.34	10.29	78,519	0.22		0.97		13
10/31/11	12.34	0.18	0.39	(5)	0.57	(0.26)	—	—	(0.26)	12.65	4.69	91,505	0.22		1.46		41
10/31/12	12.65	0.15	0.40		0.55	(0.28)	—	—	(0.28)	12.92	4.47	87,715	0.22		1.17		22
Class B
10/31/08	$17.71	$0.21	$(4.90)		$(4.69)	$(0.54)	$—	$(2.26)	$(2.80)	$10.22	(30.91)%	$54,611	0.84%		1.51%		20%
10/31/09	10.22	0.12	1.07		1.19	(0.13)	—	—	(0.13)	11.28	11.89	46,610	0.90		1.12		46
10/31/10	11.28	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.27	9.58	40,267	0.88		0.32		13
10/31/11	12.27	0.12	0.37	(5)	0.49	(0.18)	—	—	(0.18)	12.58	4.00	31,679	0.89		0.94		41
10/31/12	12.58	0.07	0.39		0.46	(0.21)	—	—	(0.21)	12.83	3.74	21,819	0.89		0.57		22
Class C
10/31/08	$17.74	$0.21	$(4.90)		$(4.69)	$(0.54)	$—	$(2.26)	$(2.80)	$10.25	(30.85)%	$103,814	0.82%		1.51%		20%
10/31/09	10.25	0.12	1.07		1.19	(0.13)	—	—	(0.13)	11.31	11.87	89,888	0.87		1.13		46
10/31/10	11.31	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.30	9.56	79,526	0.86		0.35		13
10/31/11	12.30	0.11	0.39	(5)	0.50	(0.18)	—	—	(0.18)	12.62	4.10	76,544	0.86		0.88		41
10/31/12	12.62	0.07	0.40		0.47	(0.21)	—	—	(0.21)	12.88	3.82	66,580	0.86		0.54		22
Class I
10/31/08	$17.73	$0.28	$(4.87)		$(4.59)	$(0.64)	$—	$(2.26)	$(2.90)	$10.24	(30.36)%	$1,619	0.15	%(4)	2.08	%(4)	20%
10/31/09	10.24	0.22	1.05		1.27	(0.20)	—	—	(0.20)	11.31	12.66	901	0.15	(4)	2.11	(4)	46
10/31/10	11.31	0.11	1.05		1.16	(0.11)	—	—	(0.11)	12.36	10.36	891	0.18	(4)	0.96	(4)	13
10/31/11	12.36	0.19	0.38	(5)	0.57	(0.26)	—	—	(0.26)	12.67	4.65	778	0.25	(4)	1.48	(4)	41
10/31/12	12.67	0.14	0.40		0.54	(0.27)	—	—	(0.27)	12.94	4.43	740	0.25	(4)	1.11	(4)	22

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
Focused Balanced Strategy I	0.34%	0.94%	1.46%	1.03%	1.32%

(5)  Includes the effect of a merger (See Note 2).
See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
Class A
10/31/08	$21.97	$(0.10)	$(8.63)		$(8.73)	$—	$—	$—	$—	$13.24	(39.74)%	$216,740	1.55	%(3)	(0.54	)%(3)	162%
10/31/09	13.24	(0.03)	1.90		1.87	—	—	—	—	15.11	14.12	202,257	1.50	(4)	(0.22	)(4)	56
10/31/10	15.11	(0.07)	1.87	(5)	1.80	—	—	—	—	16.91	11.91 (6)	283,123	1.45	(4)	(0.39	)(4)	101
10/31/11	16.91	(0.07)	0.17		0.10	—	—	—	—	17.01	0.59	212,436	1.46	(4)	(0.39	)(4)	237
10/31/12	17.01	(0.08)	1.66		1.58	—	—	—	—	18.59	9.29	208,921	1.47	(4)	(0.47	)(4)	338
Class B
10/31/08	$20.63	$(0.21)	$(8.07)		$(8.28)	$—	$—	$—	$—	$12.35	(40.14)%	$56,863	2.19	%(3)	(1.17	)%(3)	162%
10/31/09	12.35	(0.11)	1.76		1.65	—	—	—	—	14.00	13.36	37,695	2.21	(4)	(0.90	)(4)	56
10/31/10	14.00	(0.20)	1.76	(5)	1.56	—	—	—	—	15.56	11.14 (6)	28,175	2.16	(4)	(1.07	)(4)	101
10/31/11	15.56	(0.18)	0.16		(0.02)	—	—	—	—	15.54	(0.13)	18,253	2.17	(4)	(1.10	)(4)	237
10/31/12	15.54	(0.20)	1.51		1.31	—	—	—	—	16.85	8.43	12,455	2.22	(4)	(1.21	)(4)	338
Class C
10/31/08	$20.65	$(0.21)	$(8.08)		$(8.29)	$—	$—	$—	$—	$12.36	(40.15)%	$106,568	2.19	%(3)	(1.17	)%(3)	162%
10/31/09	12.36	(0.11)	1.77		1.66	—	—	—	—	14.02	13.43	90,940	2.16	(4)	(0.87	)(4)	56
10/31/10	14.02	(0.17)	1.74	(5)	1.57	—	—	—	—	15.59	11.20 (6)	87,620	2.11	(4)	(1.03	)(4)	101
10/31/11	15.59	(0.17)	0.16		(0.01)	—	—	—	—	15.58	(0.06)	69,454	2.12	(4)	(1.05	)(4)	237
10/31/12	15.58	(0.19)	1.52		1.33	—	—	—	—	16.91	8.54	60,840	2.13	(4)	(1.13	)(4)	338
Class Z
10/31/08	$22.89	$0.01	$(9.04)		$(9.03)	$—	$—	$—	$—	$13.86	(39.45)%	$64,392	0.95	%(3)	0.03	%(3)	162%
10/31/09	13.86	0.06	2.00		2.06	—	—	—	—	15.92	14.86	67,187	0.87	(4)	0.41	(4)	56
10/31/10	15.92	0.04	1.97	(5)	2.01	—	—	—	—	17.93	12.63 (6)	74,278	0.84	(4)	0.24	(4)	101
10/31/11	17.93	0.20	0.02		0.22	—	—	—	—	18.15	1.23	278	0.83	(4)	0.56	(4)	237
10/31/12	18.15	0.03	1.76		1.79	—	—	—	—	19.94	9.86	149	0.91	(4)	0.15	(4)	338

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

10/31/08
Focused Large-Cap Growth A	0.01%
Focused Large-Cap Growth B	0.01
Focused Large-Cap Growth C	0.01
Focused Large-Cap Growth Z	0.01

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/09	10/31/10	10/31/11	10/31/12
Focused Large-Cap Growth A	0.00%	0.00%	0.00%	0.02%
Focused Large-Cap Growth B	0.00	0.00	0.00	0.02
Focused Large-Cap Growth C	0.00	0.00	0.00	0.02
Focused Large-Cap Growth Z	0.00	0.00	0.00	0.02

(5)  Includes the effect of a merger.

(6)  The Portfolio's performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
Class A
10/31/08	$19.95	$(0.18)	$(6.35)		$(6.53)	$—	$—	$(3.05)	$(3.05)	$10.37	(38.04)%	$97,082	1.72	%(3)	(1.22	)%(3)	56%
10/31/09	10.37	(0.13)	1.31		1.18	—	—	—	—	11.55	11.38	89,542	1.72	(3)	(1.24	)(3)	7
10/31/10	11.55	(0.32)	1.71	(5)	1.39	—	—	—	—	12.94	12.03	143,182	1.58	(3)	(1.13	)(3)	261
10/31/11	12.94	(0.17)	1.04		0.87	—	—	—	—	13.81	6.72	117,930	1.49		(1.14)		199
10/31/12	13.81	(0.16)	0.15		(0.01)	—	—	(1.51)	(1.51)	12.29	0.63	113,933	1.52		(1.23)		223
Class B
10/31/08	$18.31	$(0.24)	$(5.73)		$(5.97)	$—	$—	$(3.05)	$(3.05)	$9.29	(38.45)%	$13,557	2.37	%(3)	(1.85	)%(3)	56%
10/31/09	9.29	(0.17)	1.15		0.98	—	—	—	—	10.27	10.55	10,636	2.37	(3)	(1.89	)(3)	7
10/31/10	10.27	(0.37)	1.52	(5)	1.15	—	—	—	—	11.42	11.20	13,627	2.37	(3)	(1.89	)(3)	261
10/31/11	11.42	(0.26)	0.93		0.67	—	—	—	—	12.09	5.87	10,480	2.37	(3)	(2.02	)(3)	199
10/31/12	12.09	(0.23)	0.12		(0.11)	—	—	(1.51)	(1.51)	10.47	(0.21)	7,079	2.30	(3)	(2.02	)(3)	223
Class C
10/31/08	$18.24	$(0.24)	$(5.70)		$(5.94)	$—	$—	$(3.05)	$(3.05)	$9.25	(38.43)%	$28,766	2.37	%(3)	(1.85	)%(3)	56%
10/31/09	9.25	(0.17)	1.15		0.98	—	—	—	—	10.23	10.59	21,727	2.37	(3)	(1.89	)(3)	7
10/31/10	10.23	(0.27)	1.42	(5)	1.15	—	—	—	—	11.38	11.24	22,208	2.37	(3)	(1.90	)(3)	261
10/31/11	11.38	(0.24)	0.92		0.68	—	—	—	—	12.06	5.98	18,068	2.23	(3)	(1.87	)(3)	199
10/31/12	12.06	(0.21)	0.11		(0.10)	—	—	(1.51)	(1.51)	10.45	(0.11)	14,211	2.21		(1.93)		223
Class I
10/31/08	$20.29	$(0.16)	$(6.48)		$(6.64)	$—	$—	$(3.05)	$(3.05)	$10.60	(37.93)%	$6,144	1.62	%(3)	(1.09	)%(3)	56%
10/31/09	10.60	(0.11)	1.31		1.20	—	—	—	—	11.80	11.32	1,384	1.62	(3)	(1.03	)(3)	7
10/31/10	11.80	(0.15)	1.61	(5)	1.46	—	—	—	—	13.26	12.37	320	1.38	(3)	(1.04	)(3)	261
10/31/11	13.26	(0.15)	1.06		0.91	—	—	—	—	14.17	6.86	328	1.33	(3)	(0.98	)(3)	199
10/31/12	14.17	(0.14)	0.15		0.01	—	—	(1.51)	(1.51)	12.67	0.76	311	1.33	(3)	(1.05	)(3)	223

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
Focused Small-Cap Growth A	0.03%	0.04%	(0.05)%	—%	—%
Focused Small-Cap Growth B	0.12	0.18	(0.04)	(0.15)	(0.01)
Focused Small-Cap Growth C	0.05	0.09	(0.12)	(0.06)	—
Focused Small-Cap Growth I	0.11	0.44	1.76	2.02	2.64

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
Focused Small-Cap Growth A	0.02%	0.01%	0.02%	0.01%	0.00%
Focused Small-Cap Growth B	0.02	0.01	0.02	0.01	0.00
Focused Small-Cap Growth C	0.02	0.01	0.02	0.01	0.00
Focused Small-Cap Growth I	0.02	0.01	0.02	0.01	0.00

(5)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
Class A
10/31/08	$19.81	$0.06	$(7.08)	$(7.02)	$—	$—	$(1.80)	$(1.80)	$10.99	(38.76)%	$131,033	1.71	%(5)	0.39	%(5)	240%
10/31/09	10.99	0.06	1.14 (6)	1.20	(0.03)	—	—	(0.03)	12.16	11.00	130,879	1.48		0.57		293
10/31/10	12.16	(0.04)	3.02	2.98	(0.24)	—	—	(0.24)	14.90	24.89	91,574	1.47		(0.30)		237
10/31/11	14.90	(0.08)	2.10	2.02	(0.47)	—	—	(0.47)	16.45	13.56 (7)	99,040	1.48		(0.45)		246
10/31/12	16.45	(0.00)	(2.00)	(2.00)	(0.19)	—	—	(0.19)	14.26	(12.17)	75,702	1.51		(0.01)		232
Class B
10/31/08	$18.00	$(0.04)	$(6.34)	$(6.38)	$—	$—	$(1.80)	$(1.80)	$9.82	(39.14)%	$14,771	2.37	%(3)(5)	(0.27	)%(3)(5)	240%
10/31/09	9.82	(0.03)	1.01 (6)	0.98	—	—	—	—	10.80	9.98	11,477	2.37	(3)	(0.32	)(3)	293
10/31/10	10.80	(0.15)	2.69	2.54	(0.18)	—	—	(0.18)	13.16	23.80	8,789	2.37	(3)	(1.21	)(3)	237
10/31/11	13.16	(0.19)	1.86	1.67	(0.35)	—	—	(0.35)	14.48	12.65 (7)	7,844	2.27	(3)	(1.25	)(3)	246
10/31/12	14.48	(0.12)	(1.74)	(1.86)	(0.07)	—	—	(0.07)	12.55	(12.88)	4,751	2.36		(0.87)		232
Class C
10/31/08	$18.06	$(0.04)	$(6.36)	$(6.40)	$—	$—	$(1.80)	$(1.80)	$9.86	(39.12)%	$31,526	2.37	%(3)(5)	(0.27	)%(3)(5)	240%
10/31/09	9.86	(0.01)	1.01 (6)	1.00	—	—	—	—	10.86	10.14	30,083	2.19		(0.16)		293
10/31/10	10.86	(0.12)	2.69	2.57	(0.17)	—	—	(0.17)	13.26	24.02	25,066	2.18		(1.02)		237
10/31/11	13.26	(0.17)	1.87	1.70	(0.40)	—	—	(0.40)	14.56	12.81 (7)	26,766	2.16		(1.14)		246
10/31/12	14.56	(0.10)	(1.76)	(1.86)	(0.08)	—	—	(0.08)	12.62	(12.75)	16,756	2.20		(0.70)		232

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11
Focused Small-Cap Value B	0.05%	(0.11)%	(0.09)%	(0.01)%
Focused Small-Cap Value C	0.00	—	—	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
Focused Small-Cap Value A	0.02%	0.04%	0.02%	0.02%	0.02%
Focused Small-Cap Value B	0.02	0.04	0.02	0.02	0.02
Focused Small-Cap Value C	0.02	0.04	0.02	0.02	0.02

(5)  The ratio reflects an expense cap which is net of custody credits of 0.01%.

(6)  Includes the effect of a merger.

(7)  The Portfolio's performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/08	$15.13	$0.41	$(4.80)	$(4.39)	$(0.48)	$—	$(2.62)	$(3.10)	$7.64	(35.09)%	$57,806	0.95	%(3)(4)	4.13	%(3)(4)	57%
10/31/09	7.64	0.31	1.50	1.81	(0.30)	—	—	(0.30)	9.15	24.63	69,740	0.95	(3)	4.13	(3)	84
10/31/10	9.15	0.31	1.76	2.07	(0.31)	—	—	(0.31)	10.91	22.87	264,368	0.95	(3)	3.22	(3)	28
10/31/11	10.91	0.31	0.63	0.94	(0.30)	—	—	(0.30)	11.55	8.67	726,140	1.00	(3)	2.88	(3)	29
10/31/12	11.55	0.34	1.63	1.97	(0.34)	—	—	(0.34)	13.18	17.27	1,916,051	0.98		2.76		20
Class B
10/31/08	$15.09	$0.37	$(4.82)	$(4.45)	$(0.41)	$—	$(2.62)	$(3.03)	$7.61	(35.55)%	$16,964	1.60	%(3)(4)	3.48	%(3)(4)	57%
10/31/09	7.61	0.26	1.49	1.75	(0.25)	—	—	(0.25)	9.11	23.80	15,657	1.60	(3)	3.53	(3)	84
10/31/10	9.11	0.26	1.73	1.99	(0.23)	—	—	(0.23)	10.87	22.11	26,434	1.60	(3)	2.64	(3)	28
10/31/11	10.87	0.24	0.62	0.86	(0.22)	—	—	(0.22)	11.51	8.01	53,211	1.66	(3)	2.21	(3)	29
10/31/12	11.51	0.26	1.61	1.87	(0.26)	—	—	(0.26)	13.12	16.44	114,794	1.64		2.12		20
Class C
10/31/08	$15.08	$0.37	$(4.81)	$(4.44)	$(0.41)	$—	$(2.62)	$(3.03)	$7.61	(35.50)%	$41,457	1.60	%(3)(4)	3.49	%(3)(4)	57%
10/31/09	7.61	0.26	1.50	1.76	(0.25)	—	—	(0.25)	9.12	23.93	44,183	1.60	(3)	3.50	(3)	84
10/31/10	9.12	0.25	1.74	1.99	(0.23)	—	—	(0.23)	10.88	22.09	113,340	1.60	(3)	2.60	(3)	28
10/31/11	10.88	0.24	0.62	0.86	(0.23)	—	—	(0.23)	11.51	7.93	249,573	1.65	(3)	2.22	(3)	29
10/31/12	11.51	0.26	1.63	1.89	(0.27)	—	—	(0.27)	13.13	16.58	715,533	1.63		2.10		20

(1)  Calculated based upon average shares outstanding

(2)  Total return does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11
Focused Dividend Strategy A	0.14%	0.16%	0.10%	0.01%
Focused Dividend Strategy B	0.15	0.24	0.16	0.02
Focused Dividend Strategy C	0.12	0.17	0.10	0.01

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

10/31/08
Focused Dividend Strategy A	0.01%
Focused Dividend Strategy B	0.01
Focused Dividend Strategy C	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/08	$26.76	$0.12	$(10.74)	$(10.62)	$(0.12)	$—	$(4.54)	$(4.66)	$11.48	(47.25)%	$132,397	1.69	%(3)(4)	0.62	%(3)(4)	128%
10/31/09	11.48	(0.01)	2.09	2.08	(0.06)	(0.02)	—	(0.08)	13.48	18.46	130,860	1.70	(3)(4)	(0.10	)(3)(4)	61
10/31/10	13.48	(0.06)	2.01	1.95	—	—	—	—	15.43	14.47	125,744	1.72	(3)	(0.38	)(3)	22
10/31/11	15.43	0.05	0.29	0.34	—	—	—	—	15.77	2.20	94,187	1.64	(3)	0.28	(3)	106
10/31/12	15.77	0.20	1.94	2.14	(0.03)	—	—	(0.03)	17.88	13.64	114,965	1.49		1.19		55
Class B
10/31/08	$25.55	$(0.01)	$(10.16)	$(10.17)	$—	$—	$(4.54)	$(4.54)	$10.84	(47.59)%	$56,367	2.36	%(3)(4)	(0.05	)%(3)(4)	128%
10/31/09	10.84	(0.08)	1.99	1.91	—	—	—	—	12.75	17.62	33,792	2.35	(3)(4)	(0.74	)(3)(4)	61
10/31/10	12.75	(0.15)	1.90	1.75	—	—	—	—	14.50	13.73	17,706	2.37	(3)	(1.06	)(3)	22
10/31/11	14.50	(0.08)	0.29	0.21	—	—	—	—	14.71	1.45	10,711	2.37	(3)	(0.49	)(3)	106
10/31/12	14.71	0.05	1.81	1.86	—	—	—	—	16.57	12.64	7,308	2.37	(3)	0.33	(3)	55
Class C
10/31/08	$25.53	$(0.00)	$(10.16)	$(10.16)	$—	$—	$(4.54)	$(4.54)	$10.83	(47.58)%	$84,936	2.35	%(3)(4)	(0.03	)%(3)(4)	128%
10/31/09	10.83	(0.08)	1.99	1.91	—	—	—	—	12.74	17.64	72,915	2.35	(3)(4)	(0.75	)(3)(4)	61
10/31/10	12.74	(0.14)	1.90	1.76	—	—	—	—	14.50	13.81	62,410	2.37	(3)	(1.03	)(3)	22
10/31/11	14.50	(0.07)	0.29	0.22	—	—	—	—	14.72	1.52	44,407	2.33	(3)	(0.43	)(3)	106
10/31/12	14.72	0.09	1.80	1.89	—	—	—	—	16.61	12.84	39,882	2.15		0.54		55

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
SunAmerica Strategic Value A	(0.00)%	0.09%	0.01%	(0.06)%	—%
SunAmerica Strategic Value B	(0.00)	0.14	0.07	(0.04)	(0.12)
SunAmerica Strategic Value C	(0.00)	0.10	0.02	(0.09)	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/08	10/31/09
SunAmerica Strategic Value A	0.02%	0.00%
SunAmerica Strategic Value B	0.02	0.00
SunAmerica Strategic Value C	0.02	0.00

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	61.3%
Global Strategies Investment Companies	10.0
Fixed Income Investment Companies	9.7
Alternative Strategies Investment Companies	9.7
Foreign Equity Investment Companies	9.6
100.3%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Alternative Strategies Investment Companies—9.7%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $44,975,386)	4,239,601	$36,969,318
Domestic Equity Investment Companies—61.3%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	1,467,148	19,425,044
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,483,807	19,556,573
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	2,182,144	40,566,054
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A	3,076,724	37,812,938
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	2,658,303	37,614,992
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	1,111,194	19,868,140
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	863,051	18,572,849
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	2,164,620	41,668,941
Total Domestic Equity Investment Companies (cost $229,428,758)		235,085,531
Security Description	Shares	Value (Note 3)
Fixed Income Investment Companies—9.7%
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	5,303,201	$19,091,522
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,780,425	18,160,340
Total Fixed Income Investment Companies (cost $35,654,700)		37,251,862
Foreign Equity Investment Companies—9.6%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,722,447	18,499,077
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	2,895,811	18,359,442
Total Foreign Equity Investment Companies (cost $43,013,381)		36,858,519
Global Strategies Investment Companies—10.0%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A (cost $41,065,283)	2,648,753	38,327,459
TOTAL INVESTMENTS (cost $394,137,508)(1)	100.3%	384,492,689
Liabilities in excess of other assets	(0.3)	(1,166,921)
NET ASSETS	100.0%	$383,325,768

† Non-income producing security

# See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$36,969,318	$—	$—	$36,969,318
Domestic Equity Investment Companies	235,085,531	—	—	235,085,531
Fixed Income Investment Companies	37,251,862	—	—	37,251,862
Foreign Equity Investment Companies	36,858,519	—	—	36,858,519
Global Strategies Investment Companies	38,327,459	—	—	38,327,459
Total	$384,492,689	$—	$—	$384,492,689

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	57.0%
Fixed Income Investment Companies	25.0
Global Strategies Investment Companies	12.8
Alternative Strategies Investment Companies	5.4
100.2%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Alternative Strategies Investment Companies—5.4%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $11,078,481)	1,097,727	$9,572,176
Domestic Equity Investment Companies—57.0%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	1,060,887	14,046,150
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,448,136	19,086,438
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	766,693	14,252,827
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A	643,877	7,913,250
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	240,773	3,406,936
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	690,939	12,353,991
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	620,111	13,344,780
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	846,903	16,302,892
Total Domestic Equity Investment Companies (cost $90,298,988)		100,707,264
Security Description	Shares	Value (Note 3)
Fixed Income Investment Companies—25.0%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	2,516,793	$28,943,119
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	1,904,727	6,857,018
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	823,979	8,404,582
Total Fixed Income Investment Companies (cost $44,076,391)		44,204,719
Global Strategies Investment Companies—12.8%
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A (cost $23,611,949)	1,565,169	22,647,991
TOTAL INVESTMENTS (cost $169,065,809)(1)	100.2%	177,132,150
Liabilities in excess of other assets	(0.2)	(278,002)
NET ASSETS	100.0%	$176,854,148

† Non-income producing security

# See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$9,572,176	$—	$—	$9,572,176
Domestic Equity Investment Companies	100,707,264	—	—	100,707,264
Fixed Income Investment Companies	44,204,719	—	—	44,204,719
Global Strategies Investment Companies	22,647,991	—	—	22,647,991
Total	$177,132,150	$—	$—	$177,132,150

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Computers	8.5%
Repurchase Agreement	7.3
Retail-Discount	6.1
Cable/Satellite TV	4.3
Medical-Biomedical/Gene	4.1
Enterprise Software/Service	3.7
Medical-Drugs	3.6
Commercial Services-Finance	3.4
Applications Software	3.2
Finance-Credit Card	2.8
Web Portals/ISP	2.7
Instruments-Controls	2.6
Aerospace/Defense-Equipment	2.3
Pharmacy Services	2.3
Apparel Manufacturers	2.1
Computer Services	2.0
Computers-Memory Devices	2.0
E-Commerce/Products	2.0
Electronic Design Automation	2.0
Medical Instruments	2.0
Diversified Banking Institutions	1.9
Electric Products-Misc.	1.9
Oil-Field Services	1.9
Beverages-Non-alcoholic	1.8
Retail-Automobile	1.8
Investment Management/Advisor Services	1.8
Food-Misc./Diversified	1.8
Retail-Apparel/Shoe	1.8
Food-Retail	1.6
Engineering/R&D Services	1.6
Electronic Connectors	1.4
Retail-Sporting Goods	1.3
Building-Residential/Commercial	1.3
Cosmetics & Toiletries	1.2
Oil & Gas Drilling	1.2
Metal-Copper	1.2
Retail-Restaurants	1.1
Oil Companies-Exploration & Production	1.0
Internet Content-Information/News	1.0
Aerospace/Defense	1.0
Oil Field Machinery & Equipment	0.9
Diversified Manufacturing Operations	0.8
100.3%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
COMMON STOCK—93.0%
Aerospace/Defense—1.0%
Boeing Co.	39,509	$2,783,014
Aerospace/Defense-Equipment—2.3%
United Technologies Corp.	83,044	6,490,719
Apparel Manufacturers—2.1%
Michael Kors Holdings, Ltd.†	110,100	6,021,369
Applications Software—3.2%
Red Hat, Inc.†	56,703	2,788,087
Salesforce.com, Inc.†	42,976	6,273,636
		9,061,723
Beverages-Non-alcoholic—1.8%
PepsiCo, Inc.	74,662	5,169,597
Building-Residential/Commercial—1.3%
PulteGroup, Inc.†	203,236	3,524,112
Cable/Satellite TV—4.3%
Comcast Corp., Class A	210,265	7,887,040
DISH Network Corp., Class A	122,055	4,348,820
		12,235,860
Commercial Services-Finance—3.4%
Alliance Data Systems Corp.†	31,785	4,546,844
Mastercard, Inc., Class A	11,052	5,094,199
		9,641,043
Computer Services—2.0%
International Business Machines Corp.	29,668	5,771,316
Computers—8.5%
Apple, Inc.	40,154	23,895,645
Computers-Memory Devices—2.0%
EMC Corp.†	235,284	5,745,635
Cosmetics & Toiletries—1.2%
Procter & Gamble Co.	50,162	3,473,217
Diversified Banking Institutions—1.9%
Goldman Sachs Group, Inc.	44,629	5,462,143
Diversified Manufacturing Operations—0.8%
General Electric Co.	100,088	2,107,853
E-Commerce/Products—2.0%
eBay, Inc.†	116,087	5,605,841
Electric Products-Misc.—1.9%
AMETEK, Inc.	151,451	5,384,083
Electronic Connectors—1.4%
Amphenol Corp., Class A	65,272	3,924,805
Electronic Design Automation—2.0%
Cadence Design Systems, Inc.†	437,392	5,537,383
Engineering/R&D Services—1.6%
Fluor Corp.	80,542	4,498,271
Enterprise Software/Service—3.7%
Oracle Corp.	250,206	7,768,896
Workday, Inc., Class A†	52,259	2,534,562
		10,303,458
Security Description	Shares	Value (Note 3)
Finance-Credit Card—2.8%
Visa, Inc., Class A	56,197	$7,797,896
Food-Misc./Diversified—1.8%
Mondelez International, Inc., Class A	192,039	5,096,715
Food-Retail—1.6%
Whole Foods Market, Inc.	48,806	4,623,392
Instruments-Controls—2.6%
Honeywell International, Inc.	118,564	7,260,859
Internet Content-Information/News—1.0%
LinkedIn Corp., Class A†	27,312	2,920,472
Investment Management/Advisor Services—1.8%
Affiliated Managers Group, Inc.†	40,588	5,134,382
Medical Instruments—2.0%
Intuitive Surgical, Inc.†	10,186	5,523,053
Medical-Biomedical/Gene—4.1%
Biogen Idec, Inc.†	31,932	4,413,641
Gilead Sciences, Inc.†	105,154	7,062,143
		11,475,784
Medical-Drugs—3.6%
Abbott Laboratories	76,684	5,024,336
Pfizer, Inc.	208,396	5,182,808
		10,207,144
Metal-Copper—1.2%
Freeport-McMoRan Copper & Gold, Inc.	87,552	3,404,022
Oil & Gas Drilling—1.2%
Ensco PLC, Class A	59,262	3,426,529
Oil Companies-Exploration & Production—1.0%
Anadarko Petroleum Corp.	42,871	2,949,954
Oil Field Machinery & Equipment—0.9%
Cameron International Corp.†	49,726	2,518,125
Oil-Field Services—1.9%
Schlumberger, Ltd.	76,910	5,347,552
Pharmacy Services—2.3%
Express Scripts Holding Co.†	103,803	6,388,037
Retail-Apparel/Shoe—1.8%
Urban Outfitters, Inc.†	138,680	4,959,197
Retail-Automobile—1.8%
CarMax, Inc.†	152,234	5,137,897
Retail-Discount—6.1%
Costco Wholesale Corp.	70,218	6,911,558
Family Dollar Stores, Inc.	49,028	3,233,887
Wal-Mart Stores, Inc.	95,299	7,149,331
		17,294,776
Retail-Restaurants—1.1%
Starbucks Corp.	69,486	3,189,407

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Retail-Sporting Goods—1.3%
Dick's Sporting Goods, Inc.	73,658	$3,682,900
Web Portals/ISP—2.7%
Google, Inc., Class A†	11,048	7,510,099
Total Long-Term Investment Securities (cost $243,227,663)		262,485,279
REPURCHASE AGREEMENT—7.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $20,605,000)	$20,605,000	20,605,000
TOTAL INVESTMENTS (cost $263,832,663)(2)	100.3%	283,090,279
Liabilities in excess of other assets	(0.3)	(725,327)
NET ASSETS	100.0%	$282,364,952

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$23,895,645	$—	$—	$23,895,645
Retail-Discount	17,294,776	—	—	17,294,776
Other Industries*	221,294,858	—	—	221,294,858
Repurchase Agreement	—	20,605,000	—	20,605,000
Total	$262,485,279	$20,605,000	$—	$283,090,279

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Repurchase Agreements	8.0%
Diversified Manufacturing Operations	5.6
Wireless Equipment	5.0
E-Commerce/Services	3.8
Investment Management/Advisor Services	3.8
Oil Companies-Exploration & Production	3.6
Computer Aided Design	3.4
Building & Construction-Misc.	3.3
Electronic Design Automation	3.0
Medical Instruments	2.9
Patient Monitoring Equipment	2.7
Steel-Producers	2.6
Retail-Apparel/Shoe	2.6
Oil Field Machinery & Equipment	2.6
Aerospace/Defense-Equipment	2.3
Machinery-General Industrial	2.3
Resorts/Theme Parks	2.2
Electronic Components-Semiconductors	2.2
Medical-Hospitals	2.1
Medical-Biomedical/Gene	2.1
Medical-Drugs	2.0
Banks-Commercial	2.0
Networking Products	2.0
Consumer Products-Misc.	1.9
Retail-Vitamins & Nutrition Supplements	1.8
Commercial Services-Finance	1.8
Transport-Services	1.8
Internet Telephone	1.8
E-Marketing/Info	1.8
Therapeutics	1.7
Food-Misc./Diversified	1.6
Computer Data Security	1.6
Advertising Sales	1.6
Retail-Automobile	1.5
Retail-Home Furnishings	1.3
Home Furnishings	1.2
Transport-Truck	1.2
Internet Content-Entertainment	1.1
Enterprise Software/Service	1.0
Food-Retail	1.0
Communications Software	1.0
Retail-Restaurants	0.9
Finance-Investment Banker/Broker	0.7
100.4%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
COMMON STOCK—92.4%
Advertising Sales—1.6%
Lamar Advertising Co., Class A†	56,139	$2,203,456
Aerospace/Defense-Equipment—2.3%
Triumph Group, Inc.	48,007	3,140,618
Banks-Commercial—2.0%
East West Bancorp, Inc.	128,559	2,737,021
Building & Construction-Misc.—3.3%
MasTec, Inc.†	199,420	4,498,915
Commercial Services-Finance—1.8%
Cardtronics, Inc.†	84,922	2,412,634
Communications Software—1.0%
Velti PLC†	183,928	1,342,674
Computer Aided Design—3.4%
Aspen Technology, Inc.†	185,156	4,588,166
Computer Data Security—1.6%
Fortinet, Inc.†	114,036	2,208,877
Consumer Products-Misc.—1.9%
Jarden Corp.	51,683	2,573,813
Diversified Manufacturing Operations—5.6%
Actuant Corp., Class A	130,649	3,689,528
Crane Co.	27,302	1,146,138
SPX Corp.	39,913	2,737,632
		7,573,298
E-Commerce/Services—3.8%
IAC/InterActiveCorp	58,571	2,831,908
Move, Inc.†	286,006	2,370,990
		5,202,898
E-Marketing/Info—1.8%
ExactTarget, Inc.†	101,364	2,363,808
Electronic Components- Semiconductors—2.2%
LSI Corp.†	175,332	1,201,024
Skyworks Solutions, Inc.†	75,859	1,775,101
		2,976,125
Electronic Design Automation—3.0%
Cadence Design Systems, Inc.†	321,140	4,065,632
Enterprise Software/Service—1.0%
Proofpoint, Inc.†	105,223	1,389,996
Finance-Investment Banker/Broker—0.7%
Evercore Partners, Inc., Class A	34,373	959,007
Food-Misc./Diversified—1.6%
Annie's, Inc.†	56,168	2,218,636
Food-Retail—1.0%
Fresh Market, Inc.†	24,431	1,385,482
Home Furnishings—1.2%
Select Comfort Corp.†	57,616	1,603,453
Internet Content-Entertainment—1.1%
Shutterstock, Inc.†	61,899	1,470,101
Internet Telephone—1.8%
BroadSoft, Inc.†	62,188	2,376,825
Security Description	Shares	Value (Note 3)
Investment Management/Advisor Services—3.8%
Affiliated Managers Group, Inc.†	40,171	$5,081,632
Machinery-General Industrial—2.3%
Chart Industries, Inc.†	43,235	3,060,606
Medical Instruments—2.9%
Endologix, Inc.†	193,028	2,598,157
Volcano Corp.†	47,141	1,349,175
		3,947,332
Medical-Biomedical/Gene—2.1%
Cubist Pharmaceuticals, Inc.†	65,689	2,818,058
Medical-Drugs—2.0%
Jazz Pharmaceuticals PLC†	51,469	2,765,429
Medical-Hospitals—2.1%
Universal Health Services, Inc., Class B	68,855	2,849,908
Networking Products—2.0%
Procera Networks, Inc.†	117,398	2,659,065
Oil Companies-Exploration & Production—3.6%
Rex Energy Corp.†	187,817	2,486,697
Triangle Petroleum Corp.†	362,927	2,319,104
		4,805,801
Oil Field Machinery & Equipment—2.6%
Dril-Quip, Inc.†	50,500	3,497,630
Patient Monitoring Equipment—2.7%
Insulet Corp.†	174,235	3,695,524
Resort/Theme Parks—2.2%
Vail Resorts, Inc.	52,888	3,002,981
Retail-Apparel/Shoe—2.6%
ANN, Inc.†	59,268	2,083,863
Hot Topic, Inc.	171,996	1,479,166
		3,563,029
Retail-Automobile—1.5%
Penske Automotive Group, Inc.	67,266	2,058,340
Retail-Home Furnishings—1.3%
Pier 1 Imports, Inc.	88,172	1,798,709
Retail-Restaurants—0.9%
Arcos Dorados Holdings, Inc., Class A	96,762	1,249,197
Retail-Vitamins & Nutrition Supplements—1.8%
GNC Holdings, Inc., Class A	63,259	2,446,226
Steel-Producers—2.6%
Carpenter Technology Corp.	73,699	3,582,508
Therapeutics—1.7%
BioMarin Pharmaceutical, Inc.†	60,438	2,238,624
Transport-Services—1.8%
Hub Group, Inc., Class A†	77,166	2,392,918
Transport-Truck—1.2%
Swift Transportation Co.†	159,725	1,557,319

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Wireless Equipment—5.0%
Aruba Networks, Inc.†	75,347	$1,369,055
SBA Communications Corp., Class A†	81,335	5,419,351
		6,788,406
Total Long-Term Investment Securities (cost $121,719,605)		125,150,677
REPURCHASE AGREEMENT—8.0%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $10,884,000)	$10,884,000	10,884,000
TOTAL INVESTMENTS (cost $132,603,605)(2)	100.4%	136,034,677
Liabilities in excess of other assets	(0.4)	(500,377)
NET ASSETS	100.0%	$135,534,300

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreements.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Diversified Manufacturing Operations	$7,573,298	$—	$—	$7,573,298
Wireless Equipment	6,788,406	—	—	6,788,406
Other Industries*	110,788,973	—	—	110,788,973
Repurchase Agreement	—	10,884,000	—	10,884,000
Total	$125,150,677	$10,884,000	$—	$136,034,677

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Savings & Loans/Thrifts	5.9%
Food-Misc./Diversified	5.5
Entertainment Software	5.2
Retail-Bookstores	4.6
Airlines	4.4
Machinery-General Industrial	4.4
Medical-Drugs	4.1
Banks-Super Regional	4.0
Engineering/R&D Services	4.0
Banks-Commercial	3.9
Real Estate Investment Trusts	3.6
Telecommunication Equipment	3.3
Broadcast Services/Program	3.2
Repurchase Agreement	2.9
Oil Companies-Exploration & Production	2.7
Transport-Truck	2.3
Containers-Metal/Glass	2.1
Building-Heavy Construction	2.1
Retail-Sporting Goods	2.0
Insurance-Life/Health	1.9
Recreational Vehicles	1.9
Electronic Components-Misc.	1.9
Oil & Gas Drilling	1.8
Semiconductor Equipment	1.6
Gold Mining	1.5
Transport-Air Freight	1.4
Investment Management/Advisor Services	1.4
Miscellaneous Manufacturing	1.4
Investment Companies	1.4
E-Commerce/Services	1.3
Computers-Periphery Equipment	1.3
Medical-Biomedical/Gene	1.3
Retail-Apparel/Shoe	1.2
Retail-Office Supplies	1.0
Transport-Marine	1.0
Home Furnishings	1.0
Cellular Telecom	1.0
Electronic Components-Semiconductors	0.8
Metal-Diversified	0.6
96.9%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
COMMON STOCK—94.0%
Airlines—4.4%
Copa Holdings SA, Class A	25,092	$2,329,039
US Airways Group, Inc.†	162,900	1,984,122
		4,313,161
Banks-Commercial—3.9%
Sterling Bancorp	400,125	3,821,194
Banks-Super Regional—4.0%
Banco Latinoamericano de Comercio Exterior SA, Class E	174,548	3,927,330
Broadcast Services/Program—3.2%
Digital Generation, Inc.†	336,249	3,127,116
Building-Heavy Construction—2.1%
Chicago Bridge & Iron Co. NV	53,300	2,001,415
Cellular Telecom—1.0%
Vringo, Inc.†	370,270	936,783
Computers-Periphery Equipment—1.3%
Synaptics, Inc.†	53,600	1,241,376
Containers-Metal/Glass—2.1%
Greif, Inc., Class A	47,700	2,001,492
E-Commerce/Services—1.3%
Move, Inc.†	152,200	1,261,738
Electronic Components-Misc.—1.9%
Vishay Intertechnology, Inc.†	112,017	927,501
Zagg, Inc.†	130,876	939,689
		1,867,190
Electronic Components-Semiconductors—0.8%
OmniVision Technologies, Inc.†	51,000	729,300
Engineering/R&D Services—4.0%
Foster Wheeler AG†	131,100	2,919,597
McDermott International, Inc.†	81,600	873,936
Shaw Group, Inc.†	2,021	88,500
		3,882,033
Entertainment Software—5.2%
Take-Two Interactive Software, Inc.†	450,600	5,024,190
Food-Misc./Diversified—5.5%
Dole Food Co., Inc.†	422,600	5,320,534
Gold Mining—1.5%
Detour Gold Corp.†	52,100	1,472,450
Home Furnishings—1.0%
Select Comfort Corp.†	34,300	954,569
Insurance-Life/Health—1.9%
Protective Life Corp.	69,400	1,894,620
Investment Companies—1.4%
Ares Capital Corp.	75,300	1,314,738
Investment Management/Advisor Services—1.4%
U.S. Global Investors, Inc., Class A	251,763	1,382,179
Security Description	Shares	Value (Note 3)
Machinery-General Industrial—4.4%
Flow International Corp.†	373,913	$1,241,391
Gardner Denver, Inc.	44,200	3,064,386
		4,305,777
Medical-Biomedical/Gene—1.3%
Bio-Rad Laboratories, Inc., Class A†	12,100	1,226,335
Medical-Drugs—4.1%
Cadence Pharmaceuticals, Inc.†	719,168	2,545,855
Jazz Pharmaceuticals PLC†	26,900	1,445,337
		3,991,192
Metal-Diversified—0.6%
Luxfer Holdings PLC ADR†	50,300	552,797
Miscellaneous Manufacturing—1.4%
Trimas Corp.†	53,667	1,345,968
Oil & Gas Drilling—1.8%
Pacific Drilling SA†	127,948	1,302,511
Seadrill Partners LLC†	20,600	495,430
		1,797,941
Oil Companies-Exploration & Production—2.7%
Rex Energy Corp.†	128,930	1,707,033
SandRidge Energy, Inc.†	142,900	888,838
		2,595,871
Real Estate Investment Trusts—3.6%
Extra Space Storage, Inc.	101,497	3,500,632
Recreational Vehicles—1.9%
Arctic Cat, Inc.†	51,847	1,880,491
Retail-Apparel/Shoe—1.2%
Body Central Corp.†	117,700	1,175,823
Retail-Bookstores—4.6%
Barnes & Noble, Inc.†	265,662	4,473,748
Retail-Office Supplies—1.0%
OfficeMax, Inc.	135,661	997,108
Retail-Sporting Goods—2.0%
Zumiez, Inc.†	77,400	1,958,994
Savings & Loans/Thrifts—5.9%
Dime Community Bancshares, Inc.	211,853	3,071,868
Northwest Bancshares, Inc.	135,571	1,613,295
People's United Financial, Inc.	84,500	1,016,535
		5,701,698
Semiconductor Equipment—1.6%
Entegris, Inc.†	186,105	1,527,922
Telecommunication Equipment—3.3%
Tellabs, Inc.	1,091,066	3,185,913
Transport-Air Freight—1.4%
Atlas Air Worldwide Holdings, Inc.†	25,300	1,391,247
Transport-Marine—1.0%
Scorpio Tankers, Inc.†	178,268	971,561

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Transport-Truck—2.3%
Swift Transportation Co.†	231,975	$2,261,756
Total Long-Term Investment Securities (cost $93,485,798)		91,316,182
REPURCHASE AGREEMENT—2.9%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $2,833,000)	$2,833,000	2,833,000
TOTAL INVESTMENTS (cost $96,318,798)(2)	96.9%	94,149,182
Other assets less liabilities	3.1	3,059,541
NET ASSETS	100.0%	$97,208,723

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Entertainment Software	$5,024,190	$—	$—	$5,024,190
Food-Misc./Diversified	5,320,534	—	—	5,320,534
Savings & Loans/Thrifts	5,701,698	—	—	5,701,698
Other Industries*	75,269,760	—	—	75,269,760
Repurchase Agreement	—	2,833,000	—	2,833,000
Total	$91,316,182	$2,833,000	$—	$94,149,182

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Medical-Drugs	17.8%
Aerospace/Defense	13.9
Tobacco	13.5
Telephone-Integrated	7.0
Cosmetics & Toiletries	5.7
Semiconductor Equipment	5.4
Diversified Manufacturing Operations	3.8
Metal-Copper	3.6
Telecommunication Equipment	3.6
Food-Misc./Diversified	3.5
Commercial Services-Finance	3.4
Beverages-Non-alcoholic	3.4
Applications Software	3.1
Auto/Truck Parts & Equipment-Original	3.0
Printing-Commercial	2.9
Chemicals-Diversified	2.7
Electronic Components-Semiconductors	2.6
Repurchase Agreement	0.3
99.2%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
COMMON STOCK—98.9%
Aerospace/Defense—13.9%
General Dynamics Corp.	1,266,260	$86,206,981
Lockheed Martin Corp.	1,038,852	97,309,267
Northrop Grumman Corp.	1,396,293	95,911,366
Raytheon Co.	1,788,037	101,131,373
		380,558,987
Applications Software—3.1%
Microsoft Corp.	3,033,720	86,567,200
Auto/Truck Parts & Equipment-Original—3.0%
Autoliv, Inc.	1,447,185	83,357,856
Beverages-Non-alcoholic—3.4%
Dr Pepper Snapple Group, Inc.	2,174,030	93,157,186
Chemicals-Diversified—2.7%
E.I. du Pont de Nemours & Co.	1,659,365	73,874,930
Commercial Services-Finance—3.4%
H&R Block, Inc.	5,276,367	93,391,696
Cosmetics & Toiletries—5.7%
Avon Products, Inc.	4,343,260	67,277,097
Procter & Gamble Co.	1,281,267	88,714,927
		155,992,024
Diversified Manufacturing Operations—3.8%
General Electric Co.	4,960,936	104,477,312
Electronic Components- Semiconductors—2.6%
Intel Corp.	3,348,747	72,416,654
Food-Misc./Diversified—3.5%
Kraft Foods Group, Inc†.	767,048	34,885,343
Mondelez International, Inc., Class A	2,301,248	61,075,122
		95,960,465
Medical-Drugs—17.8%
Bristol-Myers Squibb Co.	2,590,559	86,136,086
Eli Lilly & Co.	2,120,168	103,103,770
Johnson & Johnson	1,270,279	89,961,159
Merck & Co., Inc.	2,369,167	108,105,090
Pfizer, Inc.	4,051,193	100,753,170
		488,059,275
Metal-Copper—3.6%
Southern Copper Corp.	2,592,506	98,774,479
Printing-Commercial—2.9%
R.R. Donnelley & Sons Co.	7,997,217	80,132,114
Semiconductor Equipment—5.4%
Applied Materials, Inc.	6,554,519	69,477,901
KLA-Tencor Corp.	1,719,480	79,990,210
		149,468,111
Telecommunication Equipment—3.6%
Harris Corp.	2,150,104	98,431,761
Security Description	Shares/ Principal Amount	Value (Note 3)
Telephone-Integrated—7.0%
AT&T, Inc.	2,761,683	$95,526,615
Verizon Communications, Inc.	2,177,096	97,185,565
		192,712,180
Tobacco—13.5%
Altria Group, Inc.	2,954,358	93,948,585
Lorillard, Inc.	736,552	85,447,398
Philip Morris International, Inc.	1,153,145	102,122,521
Reynolds American, Inc.	2,114,910	88,064,852
		369,583,356
Total Long-Term Investment Securities (cost $2,521,044,141)		2,716,915,586
REPURCHASE AGREEMENT—0.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $7,400,000)	$7,400,000	7,400,000
TOTAL INVESTMENTS (cost $2,528,444,141)(2)	99.2%	2,724,315,586
Other assets less liabilities	0.8	22,061,869
NET ASSETS	100.0%	$2,746,377,455

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/Defense	$380,558,987	$—	$—	$380,558,987
Cosmetics & Toiletries	155,992,024	—	—	155,992,024
Medical-Drugs	488,059,275	—	—	488,059,275
Semiconductor Equipment	149,468,111	—	—	149,468,111
Telephone-Integrated	192,712,180	—	—	192,712,180
Tobacco	369,583,356	—	—	369,583,356
Other Industries*	980,541,653	—	—	980,541,653
Repurchase Agreement	—	7,400,000	—	7,400,000
Total	$2,716,915,586	$7,400,000	$—	$2,724,315,586

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2012 — (unaudited)

Industry Allocation*
Multimedia	6.4%
Diversified Banking Institutions	5.9
Oil Companies-Integrated	4.8
Medical-Drugs	4.6
Aerospace/Defense	3.6
Telephone-Integrated	3.2
Electric-Integrated	3.1
Diversified Manufacturing Operations	3.1
Medical-HMO	2.9
Finance-Other Services	2.9
Cosmetics & Toiletries	2.7
Oil Companies-Exploration & Production	2.6
Investment Management/Advisor Services	2.5
Insurance Brokers	2.5
Electronic Components-Semiconductors	2.4
Medical-Biomedical/Gene	2.1
Banks-Super Regional	2.0
Food-Confectionery	1.9
Insurance-Property/Casualty	1.7
Tobacco	1.6
Networking Products	1.6
Engineering/R&D Services	1.6
Cable/Satellite TV	1.5
Apparel Manufacturers	1.4
Commercial Services-Finance	1.4
Retail-Discount	1.3
Finance-Credit Card	1.2
Beverages-Wine/Spirits	1.2
Repurchase Agreement	1.2
Retail-Drug Store	1.1
Television	1.1
Transport-Rail	1.1
Electric-Generation	1.1
Auto/Truck Parts & Equipment-Original	1.1
Semiconductor Equipment	1.0
Medical Products	1.0
Power Converter/Supply Equipment	0.9
Insurance-Multi-line	0.9
Real Estate Investment Trusts	0.9
E-Commerce/Services	0.9
Publishing-Books	0.8
Retail-Regional Department Stores	0.8
Beverages-Non-alcoholic	0.8
Gold Mining	0.7
Wireless Equipment	0.7
Oil Field Machinery & Equipment	0.7
Banks-Fiduciary	0.7
Insurance-Life/Health	0.7
Enterprise Software/Service	0.7
Steel-Producers	0.7
Electronics-Military	0.6
Chemicals-Diversified	0.6
Oil-Field Services	0.6
Telecom Equipment-Fiber Optics	0.5
Telecom Services	0.5
Advanced Materials	0.5
Consumer Products-Misc.	0.5
Computers	0.5
Food-Misc./Diversified	0.4
Oil Refining & Marketing	0.4
Instruments-Controls	0.3
Real Estate Management/Services	0.3%
Printing-Commercial	0.3
Paper & Related Products	0.2
Building-Heavy Construction	0.2
Medical-Nursing Homes	0.2
Transport-Truck	0.2
100.1%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012

Security Description	Shares	Value (Note 3)
COMMON STOCK—98.9%
Advanced Materials—0.5%
Ceradyne, Inc.	22,709	$793,907
Aerospace/Defense—3.6%
Boeing Co.	9,917	698,553
General Dynamics Corp.	15,596	1,061,776
Lockheed Martin Corp.	22,749	2,130,899
Northrop Grumman Corp.	15,465	1,062,291
Raytheon Co.	14,489	819,498
		5,773,017
Apparel Manufacturers—1.4%
Jones Group, Inc.	121,505	1,434,974
VF Corp.	5,810	909,149
		2,344,123
Auto/Truck Parts & Equipment-Original—1.1%
Autoliv, Inc.	15,719	905,415
Dana Holding Corp.	61,839	813,801
		1,719,216
Banks-Fiduciary—0.7%
Bank of New York Mellon Corp.	44,643	1,103,129
Banks-Super Regional—2.0%
Wells Fargo & Co.	94,301	3,177,001
Beverages-Non-alcoholic—0.8%
Coca-Cola Enterprises, Inc.	38,751	1,218,331
Beverages-Wine/Spirits—1.2%
Brown-Forman Corp., Class B	30,207	1,935,060
Building-Heavy Construction—0.2%
Tutor Perini Corp.†	32,531	329,864
Cable/Satellite TV—1.5%
Comcast Corp., Class A	63,221	2,371,420
Chemicals-Diversified—0.6%
Dow Chemical Co.	33,761	989,197
Commercial Services-Finance—1.4%
Equifax, Inc.	20,970	1,049,339
H&R Block, Inc.	69,995	1,238,911
		2,288,250
Computers—0.5%
Hewlett-Packard Co.	53,883	746,280
Consumer Products-Misc.—0.5%
Clorox Co.	10,846	784,166
Cosmetics & Toiletries—2.7%
Procter & Gamble Co.	62,703	4,341,556
Diversified Banking Institutions—5.9%
Bank of America Corp.	269,954	2,515,971
Citigroup, Inc.	70,189	2,624,367
Goldman Sachs Group, Inc.	6,487	793,944
JPMorgan Chase & Co.	87,798	3,659,421
		9,593,703
Security Description	Shares	Value (Note 3)
Diversified Manufacturing Operations—3.1%
General Electric Co.	218,776	$4,607,423
ITT Corp.	19,993	415,854
		5,023,277
E-Commerce/Services—0.9%
Expedia, Inc.	23,556	1,393,337
Electric-Generation—1.1%
AES Corp.	165,453	1,728,984
Electric-Integrated—3.1%
Ameren Corp.	63,586	2,090,708
Exelon Corp.	83,228	2,977,898
		5,068,606
Electronic Components- Semiconductors—2.4%
Intel Corp.	181,001	3,914,147
Electronics-Military—0.6%
L-3 Communications Holdings, Inc.	13,702	1,011,208
Engineering/R&D Services—1.6%
EMCOR Group, Inc.	48,401	1,556,576
Engility Holdings, Inc.†	2,283	43,377
URS Corp.	29,691	994,055
		2,594,008
Enterprise Software/Service—0.7%
CA, Inc.	48,225	1,086,027
Finance-Credit Card—1.2%
Visa, Inc., Class A	14,521	2,014,934
Finance-Other Services—2.9%
CME Group, Inc.	52,444	2,933,193
NASDAQ OMX Group, Inc.	52,643	1,253,430
NYSE Euronext	21,968	543,927
		4,730,550
Food-Confectionery—1.9%
Hershey Co.	23,362	1,608,474
J.M. Smucker Co.	17,153	1,468,983
		3,077,457
Food-Misc./Diversified—0.4%
Kellogg Co.	13,178	689,473
Gold Mining—0.7%
Newmont Mining Corp.	22,036	1,202,064
Instruments-Controls—0.3%
Watts Water Technologies, Inc., Class A	13,854	557,346
Insurance Brokers—2.5%
Marsh & McLennan Cos., Inc.	118,854	4,044,602
Insurance-Life/Health—0.7%
CNO Financial Group, Inc.	114,404	1,095,990
Insurance-Multi-line—0.9%
MetLife, Inc.	42,110	1,494,484

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

Security Description	Shares	Value (Note 3)
Insurance-Property/Casualty—1.7%
Mercury General Corp.	46,481	$1,883,875
Selective Insurance Group, Inc.	46,428	858,454
		2,742,329
Investment Management/Advisor Services—2.5%
Federated Investors, Inc., Class B	34,501	801,803
Legg Mason, Inc.	56,356	1,435,951
National Financial Partners Corp.†	99,254	1,821,311
		4,059,065
Medical Products—1.0%
Covidien PLC	29,051	1,596,352
Medical-Biomedical/Gene—2.1%
Amgen, Inc.	40,261	3,484,388
Medical-Drugs—4.6%
Bristol-Myers Squibb Co.	143,862	4,783,411
Forest Laboratories, Inc.†	50,724	1,709,906
Medicis Pharmaceutical Corp., Class A	21,653	939,957
		7,433,274
Medical-HMO—2.9%
Coventry Health Care, Inc.	27,346	1,193,380
Humana, Inc.	7,251	538,532
UnitedHealth Group, Inc.	36,630	2,051,280
WellPoint, Inc.	15,712	962,831
		4,746,023
Medical-Nursing Homes—0.2%
Sun Healthcare Group, Inc.†	38,267	323,739
Multimedia—6.4%
News Corp., Class A	134,912	3,227,095
Time Warner, Inc.	103,232	4,485,430
Walt Disney Co.	55,613	2,728,930
		10,441,455
Networking Products—1.6%
Cisco Systems, Inc.	153,930	2,638,360
Oil Companies-Exploration & Production—2.6%
Anadarko Petroleum Corp.	11,714	806,041
Apache Corp.	15,039	1,244,477
Devon Energy Corp.	18,682	1,087,479
Vaalco Energy, Inc.†	123,996	1,013,047
		4,151,044
Oil Companies-Integrated—4.8%
ConocoPhillips	78,569	4,545,217
Hess Corp.	27,402	1,432,028
Phillips 66	39,283	1,852,586
		7,829,831
Oil Field Machinery & Equipment—0.7%
National Oilwell Varco, Inc.	16,060	1,183,622
Oil Refining & Marketing—0.4%
Delek US Holdings, Inc.	24,418	628,763
Security Description	Shares	Value (Note 3)
Oil-Field Services—0.6%
Baker Hughes, Inc.	21,880	$918,304
Paper & Related Products—0.2%
Domtar Corp.	4,242	338,299
Power Converter/Supply Equipment—0.9%
Power-One, Inc.†	372,506	1,501,199
Printing-Commercial—0.3%
R.R. Donnelley & Sons Co.	48,377	484,738
Publishing-Books—0.8%
McGraw-Hill Cos., Inc.	22,575	1,247,946
Real Estate Investment Trusts—0.9%
Anworth Mortgage Asset Corp.	231,890	1,423,805
Real Estate Management/Services—0.3%
Jones Lang LaSalle, Inc.	7,077	550,166
Retail-Discount—1.3%
Wal-Mart Stores, Inc.	28,196	2,115,264
Retail-Drug Store—1.1%
CVS Caremark Corp.	40,066	1,859,062
Retail-Regional Department Stores—0.8%
Macy's, Inc.	32,475	1,236,323
Semiconductor Equipment—1.0%
Applied Materials, Inc.	70,929	751,847
KLA-Tencor Corp.	19,969	928,958
		1,680,805
Steel-Producers—0.7%
Nucor Corp.	26,249	1,053,372
Telecom Equipment-Fiber Optics—0.5%
Corning, Inc.	71,947	845,377
Telecom Services—0.5%
USA Mobility, Inc.	72,233	798,175
Telephone-Integrated—3.2%
AT&T, Inc.	75,112	2,598,124
Verizon Communications, Inc.	57,742	2,577,603
		5,175,727
Television—1.1%
CBS Corp., Class B	55,726	1,805,522
Tobacco—1.6%
Altria Group, Inc.	47,748	1,518,386
Reynolds American, Inc.	27,737	1,154,969
		2,673,355
Transport-Rail—1.1%
Union Pacific Corp.	14,100	1,734,723
Transport-Truck—0.2%
Werner Enterprises, Inc.	12,493	289,338
Wireless Equipment—0.7%
Motorola Solutions, Inc.	23,246	1,201,353
Total Long-Term Investment Securities (cost $152,875,417)		160,425,812

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2012 — (continued)

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENT—1.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,879,000)	$1,879,000	$1,879,000
TOTAL INVESTMENTS (cost $154,754,417)(2)	100.1%	162,304,812
Liabilities in excess of other assets	(0.1)	(150,322)
NET ASSETS	100.0%	$162,154,490

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolo's net assets as of October 31, 2012 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Diversified Banking Institutions	$9,593,703	$—	$—	$9,593,703
Multimedia	10,441,455	—	—	10,441,455
Other Industries*	140,390,654	—	—	140,390,654
Repurchase Agreement	—	1,879,000	—	1,879,000
Total	$160,425,812	$1,879,000	$—	$162,304,812

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2012

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). The Fund currently consists of seven separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. Each Portfolio is managed by a single adviser. With respect to the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Portfolios are as follows:

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

The Asset Allocation Strategy Portfolios: Focused Multi-Asset Strategy and Focused Balanced Strategy, ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.safunds.com.

The Strategy Portfolios, Focused Dividend Strategy Portfolio, and SunAmerica Strategic Value Portfolio are diversified. The remaining Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to SunAmerica affiliated companies' retirement plans.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Mergers

Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Equity Strategy Portfolio, a series of the Fund, were transferred in a tax-free exchange to the Focused Multi-Asset Strategy Portfolio, in exchange for shares of the Focused Multi-Asset Strategy Portfolio. The reorganization was consummated on August 15, 2011. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B, Class C, and Class I shares of the Focused Equity Strategy Portfolio were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Multi-Asset Strategy Portfolio at an exchange ratio of 0.87 to 1, 0.87 to 1, 0.87 to 1, and 0.87 to 1, respectively. Shares of the Focused Multi-Asset Strategy Portfolio issued in connection with the acquisition of the Focused Equity Strategy Portfolio were 11,934,395 with a value of $160,935,478. The assets in the investment portfolio of the Focused Equity Strategy Portfolio with a value of $161,201,018 and identified cost of $157,451,520 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Focused Equity Strategy Portfolio				$3,749,498
Class A	5,785,067	$68,435,213	$11.83
Class B	2,444,950	28,560,948	11.68
Class C	5,417,144	63,370,352	11.70
Class I	48,209	568,965	11.80
Acquiring Fund
Focused Multi-Asset Strategy Portfolio				$16,744,635
Class A	10,075,884	$136,424,741	$13.54
Class B	5,023,714	67,465,534	13.43
Class C	10,881,216	146,362,084	13.45
Post Reorganization
Focused Multi-Asset Strategy Portfolio				$20,494,133
Class A	15,130,281	$204,859,954	$13.54
Class B	7,150,460	96,026,482	13.43
Class C	15,592,446	209,732,436	13.45
Class I	42,022	568,965	13.54

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2011, are as follows:

Net investment income (loss)	$5,109,215
Net realized/unrealized gains (losses)	17,005,631
Change in net assets resulting from operations	$22,114,846

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 15, 2011.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Fixed Income and Equity Strategy Portfolio and the SunAmerica Fixed Income Strategy Portfolio each a series of the Fund, were transferred in a tax-free exchange to the Focused Balanced Strategy Portfolio, in exchange for shares of the Focused Balanced Strategy Portfolio. The reorganizations were consummated on August 15, 2011. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, and Class C shares of the SunAmerica Fixed Income and Equity Strategy Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Balanced Strategy Portfolio at an exchange ratio of 0.92 to 1, 0.92 to 1, and 0.92 to 1, respectively. Shares of the Focused Balanced Strategy Portfolio issued in connection with the acquisition of the SunAmerica Fixed Income and Equity Strategy Portfolio were 1,867,129 with a value of $23,096,609. The assets in the investment portfolio of the SunAmerica Fixed Income and Equity Strategy Portfolio with a value of $23,303,093 and identified cost of $22,911,608 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica Fixed Income Strategy Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Balanced Strategy Portfolio at an exchange ratio of 0.96 to 1, 0.96 to 1,

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

and 0.96 to 1, respectively. Shares of the Focused Balanced Strategy Portfolio issued in connection with the acquisition of the SunAmerica Fixed Income Strategy Portfolio were 1,051,002 with a value of $12,998,032. The assets in the investment portfolio of the SunAmerica Fixed Income Strategy Portfolio with a value of $13,413,393 and identified cost of $13,086,650 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Focused Fixed Income and Equity Strategy Portfolio				$391,485
Class A	996,302	$11,298,544	$11.34
Class B	282,930	3,208,860	11.34
Class C	757,111	8,589,205	11.34
Focused Fixed Income Strategy Portfolio				$326,743
Class A	462,256	$5,497,701	$11.89
Class B	169,296	2,011,575	11.88
Class C	462,064	5,488,756	11.88
Acquiring Fund
Focused Balanced Strategy Portfolio				$7,079,783
Class A	5,862,567	$72,653,166	$12.39
Class B	2,483,365	30,595,712	12.32
Class C	5,356,879	66,206,924	12.36
Class I	64,287	797,937	12.41
Post Reorganization
Focused Balanced Strategy Portfolio				$7,798,011
Class A	7,217,903	$89,449,411	$12.39
Class B	2,907,093	35,816,147	12.32
Class C	6,495,946	80,284,885	12.36
Class I	64,287	797,937	12.41

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2011, are as follows:

Net investment income (loss)	$2,786,144
Net realized/unrealized gains (losses)	7,911,504
Change in net assets resulting from operations	$10,697,648

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 15, 2011.

Note 3.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuations: In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Portfolios' net assets as of October 31, 2012 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices do not reflect

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors ("the Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2 or Level 3 depending on the observability of inputs. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

As of October 31, 2012, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
Focused Large-Cap Growth	4.26%	$20,605,000
Focused Small-Cap Growth	2.25	10,884,000
Focused Small-Cap Value	0.59	2,833,000
Focused Dividend Strategy	1.53	7,400,000
SunAmerica Strategic Value	0.39	1,879,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 31, 2012, bearing interest at a rate of 0.01% per annum, with a principal amount of $483,275,000, a repurchase price of $483,275,134 and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	0.13%	09/30/2013	$50,000,000	$49,966,250
U.S. Treasury Notes	0.50	07/31/2017	190,940,000	189,269,275
U.S. Treasury Notes	1.75	05/15/2022	249,825,000	253,706,531

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after the ex-dividend date. Distributions received from the Portfolio's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Portfolios as a reduction to the cost basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio and Focused Dividend Strategy Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that each Portfolio will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Portfolio recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011 or expected to be taken in each Portfolio's 2012 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2009.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

New Accounting Pronouncements: In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. All required changes to accounting policies have been made in accordance with ASU No. 2011-04.

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Large-Cap Growth	0.75%
Focused Small-Cap Growth	0.75%
Focused Small-Cap Value	0.75%
Focused Dividend Strategy	0.35%
SunAmerica Strategic Value	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Class A	Class B	Class C	Class I
Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.33%
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
SunAmerica Strategic Value	1.72%	2.37%	2.37%	—

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	0.25%
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.25%

For the year ended October 31, 2012, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Class Specific Expenses Reimbursed
Focused Multi-Asset Strategy Class I	$9,749
Focused Balanced Strategy Class B	2,995
Focused Balanced Strategy Class I	9,984
Focused Small-Cap Growth Class B	510
Portfolio	Class Specific Expenses Reimbursed
Focused Small-Cap Growth Class I	$10,456
Focused Small-Cap Value Class B	989
SunAmerica Strategic Value Class B	472

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios within two years after the occurrence of the waivers and/or reimbursements, provided that the Portfolios

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.*

For the year ended October 31, 2012, the amounts recouped by SunAmerica were as follows:

Portfolio	Class Specific Expenses Recouped
Focused Multi-Asset Strategy Class I	$9,498
Focused Balanced Strategy Class B	2,995
Focused Small-Cap Growth Class B	1,488
Portfolio	Class Specific Expenses Recouped
Focused Small-Cap Growth Class I	$1,751
Focused Small-Cap Value Class B	989
SunAmerica Strategic Value Class B	10,861

At October 31, 2012, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Class Specific Expenses Reimbursed
Portfolio	October 31, 2013	October 31, 2014
Focused Multi-Asset Strategy Class I	$—	$2,823
Focused Balanced Strategy Class I	8,869	9,984
Focused Small-Cap Growth Class I	8,896	10,456
Focused Dividend Strategy Class A	40,743	—
Focused Dividend Strategy Class B	7,313	—
Focused Dividend Strategy Class C	16,947	—
SunAmerica Strategic Value Class B	5,755	472

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios' Class A Plan, Class B Plan, and Class C Plan, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, For the year ended October 31, 2012, SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

*  Effective March 1, 2011, the Board of Directors approved the termination of the Expense Limitation Agreement with respect to the Focused Dividend Strategy Portfolio. Any waivers or reimbursements made by SunAmerica with respect to the Focused Dividend Strategy Portfolio pursuant to the Expense Limitation Agreement continue to be subject to recoupment from the Focused Dividend Strategy Portfolio within the following two years, provided that the Focused Dividend Strategy Portfolio is able to effect such payment to SunAmerica and to the extent that the Total Annual Fund Operating Expenses fall below 0.95%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

The Fund, on behalf of the Portfolios that offer Class I shares, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee (except with respect to the Strategy Portfolios) of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2012, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Multi-Asset Strategy	$307,165	$119,312	$143,401	$—	$94,079	$12,262
Focused Balanced Strategy	159,906	71,887	62,962	—	32,242	2,510
Focused Large-Cap Growth	86,688	35,117	38,652	185	21,748	1,780
Focused Small-Cap Growth	41,623	15,038	20,531	—	8,737	625
Focused Small-Cap Value	46,921	19,444	20,578	8	12,181	2,669
Focused Dividend Strategy	7,361,728	438,735	5,856,167	14,379	174,906	120,671
SunAmerica Strategic Value	51,790	22,199	22,116	—	10,549	2,236

The Fund, on behalf of each Portfolio, except for the Class Z shares, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2012, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2012
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$464,526	$32,705	$145,142	$—	$40,151	$2,396	$11,722	$—
Focused Small-Cap Growth	260,392	19,429	36,567	725	21,997	1,380	2,761	60
Focused Small-Cap Value	182,923	13,443	46,390	—	14,641	934	3,275	—
Focused Dividend Strategy	2,853,582	184,203	1,037,620	—	359,049	21,520	132,830	—
SunAmerica Strategic Value	227,669	19,147	93,047	—	21,858	1,398	7,638	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

At October 31, 2012, the following affiliates owned a percentage of the outstanding shares of the following Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth	Focused Multi-Asset Strategy Portfolio	14%
	Focused Balanced Strategy Portfolio	5
Focused Small-Cap Growth	Focused Multi-Asset Strategy Portfolio	27
	Focused Balanced Strategy Portfolio	6
Focused Small-Cap Value	Focused Multi-Asset Strategy Portfolio	38
SunAmerica Strategic Value	Focused Multi-Asset Strategy Portfolio	12
	Focused Balanced Strategy Portfolio	7

The Strategy Portfolios do not invest in funds advised by SunAmerica (each a "SunAmerica Fund" and collectively, the "SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At October 31, 2012, each Strategy Portfolio held less than 90% of the outstanding shares of any underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 90% of the outstanding shares of any underlying SunAmerica Funds.

As of the date of this report, the United States Department of the Treasury ("Department of the Treasury") owned less than 25% of the outstanding shares of common stock of American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS and SAFS. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

Note 5.  Purchases and Sales of Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2012 were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
Purchases (excluding U.S. government securities)	$205,818,587	$40,829,767	$948,566,476	$308,555,260
Sales (excluding U.S. government securities)	296,343,722	67,650,641	1,001,880,357	330,757,162
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
Purchases (excluding U.S. government securities)	$248,644,177	$1,917,735,343	$84,507,123
Sales (excluding U.S. government securities)	272,452,196	367,159,664	90,281,568
Purchase of U.S. government securities	—	—	—
Sales of U.S. government securities	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds. For the year ended October 31, 2012, transactions in these securities were as follows:

Focused Multi-Asset Strategy

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2011	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2012
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	$521,524	$—	$24,809,491	$2,109,453	$7,627,470	$1,560,411	$(2,352,808)	$18,499,077
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	44,326	4,159,937	25,477,643	5,631,337	7,257,702	556,789	(6,048,625)	18,359,442
SunAmerica Equity Funds SunAmerica Value Fund, Class A	167,044	—	15,159,597	23,167,753	21,268,881	1,002,894	1,363,681	19,425,044
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	358,550	750,518	25,470,610	1,081,335	25,719,399	6,120	(838,666)	—
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	1,808,255	—	47,287,008	4,148,556	33,829,262	926,317	558,903	19,091,522
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	449,117	53,656	25,191,079	503,482	7,747,123	410,035	(197,133)	18,160,340
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	812,961	—	40,041,325	813,669	25,517,730	4,599,214	(379,905)	19,556,573
SunAmerica Series, Inc. Focused Growth Portfolio, Class A #	—	—	805,233	—	793,860	(27,328)	15,955	—
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A	—	—	35,413,370	14,156,511	12,578,239	774,986	2,799,426	40,566,054
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A	—	2,667,968	24,818,305	24,457,339	8,693,974	1,403,622	(4,172,354)	37,812,938
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	296,475	—	27,405,951	22,704,583	8,322,570	1,664,128	(5,837,100)	37,614,992
SunAmerica Series, Inc. Focused StarALPHA Portfolio, Class A #	—	—	10,081,455	—	9,870,576	(3,279,695)	3,068,816	—
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	—	—	193,785	21,417,311	3,585,912	165,693	1,677,263	19,868,140
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A	1,082,168	4,132,047	122,377,108	5,214,924	71,312,128	(5,737,722)	(13,572,864)	36,969,318
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	—	—	—	33,396,856	14,553,842	210,376	(480,541)	18,572,849
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	—	—	—	45,400,411	4,390,531	265,447	393,614	41,668,941
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	699,839	611,805	73,401,798	1,615,067	33,274,523	(13,187)	(3,401,696)	38,327,459
	$6,240,259	$12,375,931	$497,933,758	$205,818,587	$296,343,722	$4,488,100	$(27,404,034)	$384,492,689

†  Includes reinvestment of distributions paid.

#  Effective August 13, 2012, all of the assets and liabilities of the Focused Growth Portfolio and the Focused StarALPHA Portfolio, each a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Growth Fund.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

Focused Balanced Strategy

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2011	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2012
SunAmerica Equity Funds SunAmerica Value Fund, Class A	$112,166	$—	$9,974,715	$4,925,355	$2,408,088	$(31,112)	$1,585,280	$14,046,150
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	773,286	988,566	32,551,492	3,007,898	5,227,482	9,495	(1,398,284)	28,943,119
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	364,654	—	8,039,691	390,378	1,967,067	15,599	378,417	6,857,018
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	192,488	22,196	10,273,720	517,150	2,475,444	156,519	(67,363)	8,404,582
SunAmerica Senior Floating Rate Fund, Inc., Class A	(281)	—	—	—	—	—	—	—
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	528,890	—	21,828,572	2,553,765	7,963,461	3,233,712	(566,150)	19,086,438
SunAmerica Series, Inc. Focused Growth and Income Portfolio, Class A @	70,885	—	9,782,697	2,231,494	5,748,812	(1,047,125)	1,530,652	—
SunAmerica Series, Inc. Focused Growth Portfolio, Class A #	—	—	5,343,667	49,211	1,629,688	(177,931)	271,638	—
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A	—	—	17,921,015	563,657	5,738,611	1,739,256	(232,490)	14,252,827
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A	—	1,629,430	15,800,988	1,941,802	8,597,993	(1,235,891)	4,344	7,913,250
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	169,366	—	15,235,914	195,090	10,672,360	2,013,144	(3,364,852)	3,406,936
SunAmerica Series, Inc. Focused StarALPHA Portfolio, Class A #	—	—	149,116	—	145,284	(12,820)	8,988	—
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	21,603	—	9,827,586	2,955,762	1,870,943	(400,932)	1,842,518	12,353,991
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A	129,419	494,162	14,730,881	1,549,305	4,075,509	(273,897)	(2,358,604)	9,572,176
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	—	—	—	9,619,455	1,627,054	121,290	1,374,192	13,344,780
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	—	—	—	9,691,122	1,507,127	60,327	1,309,664	16,302,892
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	283,197	247,573	29,733,064	638,323	5,995,718	(51,862)	(1,675,816)	22,647,991
	$2,645,673	$3,381,927	$201,193,118	$40,829,767	$67,650,641	$4,117,772	$(1,357,866)	$177,132,150

†  Includes reinvestment of distributions paid.

@  Effective August 13, 2012, all of the assets and liabilities of the Focused Growth and Income Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Large-Cap Fund.

#  Effective August 13, 2012, all of the assets and liabilities of the Focused Growth Portfolio and the Focused StarALPHA Portfolio, each a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Growth Fund.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2012, none of the Portfolios engaged in securities transactions with affiliated funds.

Note 7.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, deferred losses, and retirement pension expense.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2012
Portfolio	Ordinary Income	Long-Term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$588,113	$(281,025,791)	$(12,976,034)	$7,685,990	$—
Focused Balanced Strategy	154,004	(78,972,665)	5,989,585	3,711,057	—
Focused Large-Cap Growth	—	(53,840,256)	13,159,887	—	—
Focused Small-Cap Growth	—	(84,789,551)	585,361	13,428,782	2,649,858
Focused Small-Cap Value	—	(49,821,607)	(4,117,791)	1,283,309	—
Focused Dividend Strategy	11,813,592	27,516,264	193,128,325	46,654,399	—
SunAmerica Strategic Value	1,293,680	(132,601,390)	6,567,465	202,834	—

*  Unrealized appreciation (depreciation) includes amounts for other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2011
Portfolio	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$5,122,216	$—
Focused Balanced Strategy	3,367,930	—
Focused Large-Cap Growth	—	—
Focused Small-Cap Growth	—	—
Focused Small-Cap Value	3,825,863	—
Focused Dividend Strategy	17,153,735	—
SunAmerica Strategic Value	—	—

For the period ended October 31, 2012, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, taxable over distributions, partnership investments, disposition of passive foreign investment companies securities, distributions from underlying securities, and treatment of foreign currency, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Multi-Asset Strategy	$3,514,088	$(3,514,088)	$—
Focused Balanced Strategy	1,951,044	(1,951,044)	—
Focused Large-Cap Growth	181,922	(167)	(181,755)
Focused Small-Cap Growth	307,626	122	(307,748)
Focused Small-Cap Value	—	—	—
Focused Dividend Strategy	—	—	—
SunAmerica Strategic Value	(85)	22,361	(22,276)

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

As of October 31, 2012, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Fund	Capital Loss Carryforward†				Unlimited
	2015	2016	2017	2018	ST	LT
Focused Multi-Asset Strategy*	$77,105,239	$78,491,524	$94,805,230	$22,912,181	$387,509	$7,324,108
Focused Balanced Strategy*	4,025,115	41,755,194	32,787,679	404,677	—	—
Focused Large-Cap Growth*	—	19,581,110	34,259,146	—	—	—
Focused Small-Cap Growth*	3,269,218	81,520,333	—	—	—	—
Focused Small-Cap Value*	5,548,880	19,995,198	18,529,440	—	2,849,557	2,898,532
Focused Dividend Strategy	—	—	—	—	—	—
SunAmerica Strategic Value	—	42,506,448	90,094,942	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2012, based on current tax law, the Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Large-Cap Growth, Focused Small-Cap Growth, and Focused Small-Cap Value have $120,146,109, $1,363,831, $18,197,629, $65,041,443 and $5,527,643, respectively, of capital losses that will not be available for use.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2012.

Portfolio	Capital Loss Carryforward Utilized
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	3,013,272
Focused Large-Cap Growth	31,050,672
Focused Small-Cap Growth	2,452,882
Focused Small-Cap Value	—
Focused Dividend Strategy	12,536,811
SunAmerica Strategic Value	1,596,246

Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2012, the Portfolios elected to defer late year ordinary losses as follows:

Portfolio	Deferred Late Year Ordinary Loss
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Large-Cap Growth	1,707,872
Focused Small-Cap Growth	1,677,474
Focused Small-Cap Value	228,063
Focused Dividend Strategy	—
SunAmerica Strategic Value	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

As of October 31, 2012, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
Cost (tax basis)	$397,468,723	$171,142,565	$269,930,392	$135,449,316
Appreciation	9,666,408	12,047,781	21,457,185	6,636,994
Depreciation	(22,642,442)	(6,058,196)	(8,297,298)	(6,051,633)
Net unrealized appreciation (depreciation)	$(12,976,034)	$5,989,585	$13,159,887	$585,361

	Focused Small-Cap Value Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
Cost (tax basis)	$98,266,124	$2,531,187,261	$155,737,345
Appreciation	3,567,738	247,282,878	16,594,998
Depreciation	(7,684,680)	(54,154,553)	(10,027,531)
Net unrealized appreciation (depreciation)	$(4,116,942)	$193,128,325	$6,567,467

Note 8.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the year ended October 31, 2012, the amount of expense reductions received by each Portfolio used to offset the Portfolio's non-affiliated expenses were as follows:

Portfolio	Total Expense Reductions
Focused Large-Cap Growth	$51,954
Focused Small-Cap Growth	6,835
Focused Small-Cap Value	17,307

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

Note 9.  Capital Share Transactions

Transactions in capital shares of each class of each Portfolio were as follows:

	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	2,439,053	$32,225,793	2,361,237	$32,152,825	290,113	$3,821,280	366,891	$4,989,493
Shares issued in merger†	—	—	5,054,397	68,435,213	—	—	2,126,746	28,560,948
Reinvested dividends	285,854	3,667,507	173,892	2,316,242	75,362	963,134	53,997	716,002
Shares redeemed(1)(2)	(4,565,026)	(60,374,465)	(3,533,874)	(48,296,959)	(2,873,202)	(37,743,895)	(2,438,034)	(33,075,745)
Net increase (decrease)	(1,840,119)	$(24,481,165)	4,055,652	$54,607,321	(2,507,727)	$(32,959,481)	109,600	$1,190,698
	Class C				Class I
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the period August 15, 2011@ through October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	431,564	$5,682,419	642,710	$8,747,911	2,833	$37,492	1,130	$15,146
Shares issued in merger†	—	—	4,711,230	63,370,352	—	—	42,022	568,965
Reinvested dividends	168,875	2,159,918	108,272	1,437,851	649	8,329	—	—
Shares redeemed	(3,869,984)	(51,018,668)	(3,606,520)	(49,034,596)	(12,055)	(162,415)	(3,952)	(51,743)
Net increase (decrease)	(3,269,545)	$(43,176,331)	1,855,692	$24,521,518	(8,573)	$(116,594)	39,200	$532,368

(1)  For the year ended October 31, 2012, includes automatic conversion of 1,408,974 shares of Class B shares in the amount of $18,483,109 to 1,399,923 shares of Class A shares in the amount of $18,483,109.

(2)  For the year ended October 31, 2011, includes automatic conversion of 765,988 shares of Class B shares in the amount of $10,381,484 to 760,518 shares of Class A shares in the amount of $10,381,484.

†  See Note 2.

@  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	1,129,108	$14,484,962	1,297,138	$16,415,837	207,418	$2,649,685	286,471	$3,626,841
Shares issued in merger†	—	—	1,355,336	16,796,245	—	—	423,728	5,220,435
Reinvested dividends	145,299	1,768,742	121,210	1,512,543	33,473	401,006	36,958	457,520
Shares redeemed(1)(2)	(1,716,757)	(22,005,623)	(1,907,162)	(24,241,719)	(1,058,460)	(13,463,795)	(1,512,400)	(19,088,547)
Net increase (decrease)	(442,350)	$(5,751,919)	866,522	$10,482,906	(817,569)	$(10,413,104)	(765,243)	$(9,783,751)
	Class C				Class I
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	352,779	$4,504,199	335,301	$4,254,423	2,719	$34,796	5,777	$73,572
Shares issued in merger†	—	—	1,139,067	14,077,961	—	—	—	—
Reinvested dividends	77,697	934,080	66,912	830,168	1,296	15,797	1,385	17,318
Shares redeemed	(1,323,966)	(16,900,868)	(1,940,810)	(24,574,743)	(8,161)	(104,205)	(17,877)	(227,206)
Net increase (decrease)	(893,490)	$(11,462,589)	(399,530)	$(5,412,191)	(4,146)	$(53,612)	(10,715)	$(136,316)
	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	1,327,328	$23,877,104	1,133,701	$19,811,788	78,082	$1,319,118	89,512	$1,471,472
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(3)(4)	(2,572,893)	(46,804,239)	(5,392,780)	(96,176,425)	(513,391)	(8,462,673)	(726,359)	(11,816,464)
Net increase (decrease)	(1,245,565)	$(22,927,135)	(4,259,079)	$(76,364,637)	(435,309)	$(7,143,555)	(636,847)	$(10,344,992)
	Class C				Class Z
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	62,651	$1,044,865	65,577	$1,075,992	2,236	$45,886	29,379	$544,087
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed	(922,093)	(15,307,658)	(1,229,587)	(20,161,255)	(10,072)	(188,978)	(4,156,532)	(79,170,578)
Net increase (decrease)	(859,442)	$(14,262,793)	(1,164,010)	$(19,085,263)	(7,836)	$(143,092)	(4,127,153)	$(78,626,491)

(1)  For the year ended October 31, 2012, includes automatic conversion of 541,095 shares of Class B shares in the amount of $6,880,521 to 537,539 shares of Class A shares in the amount of $6,880,521.

(2)  For the year ended October 31, 2011, includes automatic conversion of 652,597 shares of Class B shares in the amount of $8,204,130 to 648,358 shares of Class A shares in the amount of $8,204,130.

(3)  For the year ended October 31, 2012, includes automatic conversion of 288,526 shares of Class B shares in the amount of $4,722,703 to 262,785 shares of Class A shares in the amount of $4,722,703.

(4)  For the year ended October 31, 2011, includes automatic conversion of 384,915 shares of Class B shares in the amount of $6,263,905 to 352,843 shares of Class A shares in the amount of $6,263,905.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	2,155,770	$27,497,865	2,596,546	$37,467,294	67,913	$747,838	77,395	$1,022,427
Reinvested dividends	1,045,908	12,090,697	—	—	123,562	1,225,734	—	—
Shares redeemed(1)(2)	(2,465,453)	(32,009,032)	(5,124,394)	(75,258,666)	(382,065)	(4,227,000)	(403,291)	(5,216,629)
Net increase (decrease)	736,225	$7,579,530	(2,527,848)	$(37,791,372)	(190,590)	$(2,253,428)	(325,896)	$(4,194,202)
	Class C				Class I
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99,229	$1,076,786	95,820	$1,221,220	545	$7,420	5,111	$81,108
Reinvested dividends	176,621	1,746,786	—	—	2,933	34,926	—	—
Shares redeemed	(413,954)	(4,563,389)	(549,176)	(7,032,177)	(2,051)	(27,414)	(6,124)	(94,484)
Net increase (decrease)	(138,104)	$(1,739,817)	(453,356)	$(5,810,957)	1,427	$14,932	(1,013)	$(13,376)
	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	2,043,267	$30,486,823	3,653,497	$65,640,230	57,812	$787,625	134,433	$2,135,875
Reinvested dividends	69,633	990,194	163,722	2,694,867	2,482	31,286	13,932	203,273
Shares redeemed(3)(4)	(2,825,344)	(42,502,505)	(3,942,638)	(68,134,769)	(223,079)	(2,970,993)	(274,622)	(4,237,679)
Net increase (decrease)	(712,444)	$(11,025,488)	(125,419)	$200,328	(162,785)	$(2,152,082)	(126,257)	$(1,898,531)
	Class C
	For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	48,323	$664,053	502,112	$8,051,965
Reinvested dividends	9,383	118,767	43,236	633,408
Shares redeemed	(567,980)	(7,590,289)	(597,093)	(9,052,067)
Net increase (decrease)	(510,274)	$(6,807,469)	(51,745)	$(366,694)

(1)  For the year ended October 31, 2012, includes automatic conversion of 219,189 shares of Class B shares in the amount of $2,416,822 to 188,620 shares of Class A shares in the amount of $2,416,822.

(2)  For the year ended October 31, 2011, includes automatic conversion of 221,774 shares of Class B shares in the amount of $2,852,799 to 194,915 shares of Class A shares in the amount of $2,852,799.

(3)  For the year ended October 31, 2012, includes automatic conversion of 108,585 shares of Class B shares in the amount of $1,452,610 to 96,280 shares of Class A shares in the amount of $1,452,610.

(4)  For the year ended October 31, 2011, includes automatic conversion of 136,985 shares of Class B shares in the amount of $2,113,383 to 121,034 shares of Class A shares in the amount of $2,113,383.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	108,931,958	$1,394,350,865	50,771,409	$573,413,220	5,086,976	$64,615,945	3,098,946	$34,921,365
Reinvested dividends	2,117,504	26,883,935	876,345	9,880,200	90,931	1,145,908	48,877	549,251
Shares redeemed(1)(2)	(28,583,732)	(364,604,640)	(13,011,177)	(146,900,380)	(1,056,319)	(13,471,132)	(954,013)	(10,808,803)
Net increase (decrease)	82,465,730	$1,056,630,160	38,636,577	$436,393,040	4,121,588	$52,290,721	2,193,810	$24,661,813
	Class C
	For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	36,819,521	$468,826,175	13,136,407	$147,854,840
Reinvested dividends	497,081	6,301,224	200,540	2,252,806
Shares redeemed	(4,483,286)	(57,201,522)	(2,073,181)	(23,377,417)
Net increase (decrease)	32,833,316	$417,925,877	11,263,766	$126,730,229
	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2012		For the year ended October 31, 2011		For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	1,906,791	$31,486,462	603,656	$9,889,235	27,204	$428,710	45,692	$707,663
Reinvested dividends	12,037	183,810	—	—	—	—	—	—
Shares redeemed(3)(4)	(1,459,796)	(24,784,152)	(2,781,478)	(44,746,695)	(314,102)	(4,919,247)	(538,632)	(8,201,348)
Net increase (decrease)	459,032	$6,886,120	(2,177,822)	$(34,857,460)	(286,898)	$(4,490,537)	(492,940)	$(7,493,685)
	Class C
	For the year ended October 31, 2012		For the year ended October 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	46,671	$730,315	68,356	$1,047,149
Reinvested dividends	—	—	—	—
Shares redeemed	(663,043)	(10,421,784)	(1,356,101)	(20,754,224)
Net increase (decrease)	(616,372)	$(9,691,469)	(1,287,745)	$(19,707,075)

(1)  For the year ended October 31, 2012, includes automatic conversion of 219,611 shares of Class B shares in the amount of $2,761,302 to 218,670 shares of Class A shares in the amount of $2,761,302.

(2)  For the year ended October 31, 2011, includes automatic conversion of 481,917 shares of Class B shares in the amount of $5,473,581 to 479,913 shares of Class A shares in the amount of $5,473,581.

(3)  For the year ended October 31, 2012, includes automatic conversion of 155,150 shares of Class B shares in the amount of $2,429,982 to 147,288 shares of Class A shares in the amount of $2,429,982.

(4)  For the year ended October 31, 2011, includes automatic conversion of 261,457 shares of Class B shares in the amount of $3,979,678 to 244,979 shares of Class A shares in the amount of $3,979,678.

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

Note 10.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2012
Focused Multi-Asset Strategy	$5,456	$758	$2,021
Focused Balanced Strategy	2,272	308	889
Focused Large-Cap Growth	12,192	513	5,537
Focused Small-Cap Growth	5,742	227	2,616
Focused Small-Cap Value	2,067	180	891
Focused Dividend Strategy	3,077	1,432	762
SunAmerica Strategic Value	3,584	243	1,581

Note 11.  Line of Credit

The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will

NOTES TO FINANCIAL STATEMENTS — October 31, 2012 — (continued)

commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended October 31, 2012, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Small-Cap Value	10	$454	$1,168,159	1.41%
Focused Dividend Strategy	3	2,348	19,705,750	1.43
SunAmerica Strategic Value	40	446	285,543	1.41

At October 31, 2012, there were no borrowings outstanding.

Note 12.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2012, none of the Portfolios participated in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position each of the seven funds constituting SunAmerica Series, Inc. (the "Funds") at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 27, 2012

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited)

The Board of the Fund, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Fund or the Portfolios, SunAmerica or the subadvisers to the respective Portfolios (the "Disinterested Directors") approved the continuation of the Investment Advisory and Management Agreement between the Fund, on behalf of the Portfolios, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2013 at an in-person meeting held on May 29, 2012 (the "Meeting"). The Trust currently consists of eleven separate Portfolios, including the Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, Focused Growth and Income Portfolio, Focused Growth Portfolio, Focused Large-Cap Growth Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused StarALPHA Portfolio, Focused Technology Portfolio and SunAmerica Strategic Value Portfolio.†

At the Meeting, the Board, including the Disinterested Directors, also approved the continuation of the Subadvisory Agreements between SunAmerica and each of BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC ("Janus"), Kinetics Asset Management Corp. ("Kinetics"), and Thornburg Investment Management, Inc. ("Thornburg") (each a "Subadviser" and collectively the "Subadvisers"), each for a one-year period ending June 30, 2013.‡ The following is a list of each Portfolio's respective Subadviser(s) for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Growth Portfolio	Janus
Focused StarALPHA Portfolio	BlackRock Kinetics Thornburg

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included, among other things, (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica's and the Subadvisers' risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements, the Board, including the Disinterested Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services provided by SunAmerica and the Subadvisers. The

†  Effective August 13, 2012, each of the Focused Growth Portfolio, Focused StarALPHA Portfolio and Focused Technology Portfolio were merged with and into the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series (the "Focused Alpha Growth Mergers"). In addition, effective August 13, 2012, the Focused Growth and Income Portfolio was merged with and into the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series.

‡  As a result of the Focused Alpha Growth Mergers described in the preceding footnote, the Subadvisers no longer serve as subadvisers to these Portfolios.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolios pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica has been able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2012, SunAmerica managed, advised and/or administered approximately $46.3 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolios. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolios.

The Board also considered the nature, quality and extent of services provided by each Subadviser to the applicable Portfolios. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, or portion thereof, that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios, and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management process. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. The Board also reviewed

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers from effectively serving as subadvisers to the Portfolios. The Board concluded that the nature and extent of services provided by each Subadviser under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2012. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board further noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one-year period, below the median of its Peer Group for the three- and five-year periods and below the median of its Peer Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board then noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding actions that were under consideration with respect to the Portfolio, as well as actions that had been implemented or were under consideration with respect to certain of the underlying funds in which the Portfolio invests, in an effort to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

Focused Growth and Income Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-year period and below the median of its Peer Group and Peer Universe for the three- and five-year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, subject to shareholder approval.

Focused Growth Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one- and three-year periods and below the median of its Peer Group for the five-year period. The Board also considered that the Portfolio's performance was above the median of its Peer Universe for the one-year period and below the median of its Peer Universe for the three- and five-year periods. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, subject to shareholder approval.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including the improved performance since the appointment of a new portfolio manager from SunAmerica in October 2011. The Board concluded that the Portfolio's performance was being addressed.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding actions that were under consideration with respect to the Portfolio, as well as actions that had been implemented or were under consideration, with respect to certain of the underlying funds in which the Portfolio invests in an effort to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one-year period, below the median of its Peer Group for the three- and five-year periods and below the median of its Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio had underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio. The Board further considered that the current portfolio manager from SunAmerica had been appointed in early 2010 and noted the Portfolio's improved performance for the one-year period. The Board concluded that the Portfolio's performance was being addressed.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, as well as actions that had been implemented in an effort to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

Focused StarALPHA Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one- and three- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the SunAmerica Focused Alpha Growth Fund, subject to shareholder approval.

Focused Technology Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-year period and below the median of its Peer Group and Peer Universe for the three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the SunAmerica Focused Alpha Growth Fund, subject to shareholder approval.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group for the one- and five-year periods and above the median of its Peer Group for the three-year period. The Board also considered that the Portfolio's performance was above the median of its Peer Universe for the one- and three-year periods and below the median of its Peer Universe for the five-year period. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Index for the three- and five-year periods. The Board noted management's discussion regarding the Portfolio's performance, including the fact that SunAmerica had assumed day-to-day management of the Portfolio in February 2011 and that, in connection with this change, the Portfolio's principal investment strategies and techniques were amended. The Board further noted the competitive performance of the Portfolio since the implementation of these changes, as evidenced by performance that was above the median relative to the Peer Universe and outperformance relative to the Lipper Index, each for the one-year period. The Board concluded that the Portfolio's performance was satisfactory.

While the Board noted its concern with respect to the performance of certain of the Portfolios, it also considered the strategy and/or portfolio manager changes and proposed mergers involving certain Portfolios, and that appropriate resources were being dedicated to address these performance concerns. The Board further noted that it would continue to evaluate each Portfolio's performance, including in connection with the recent strategy and/or manager changes.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, the Subadvisers and their Affiliates from the Relationship with the Portfolios. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Portfolios, except Focused Large-Cap Growth Portfolio, Focused Dividend Strategy Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Balanced Strategy Portfolio and the Focused Multi-Asset Strategy Portfolio (collectively, the "Focused Strategy Portfolios"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolios and compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board also observed that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and,

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

accordingly, are in an entirely different Lipper classification, with a peer group consisting of funds underlying variable insurance products. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio for which they serve as adviser of subadviser, as applicable. The Board then noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were at the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and Peer Universe.

Focused Growth and Income Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Growth Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were at the median of its Peer Group and below the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and above the median of its Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and above the median of its Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused StarALPHA Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Technology Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses and further noted that the Portfolio's advisory fee was reduced to 0.75% in February 2011.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Portfolios

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio, Focused Dividend Strategy Portfolio and the Focused Strategy Portfolios, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreements included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolios, or portions thereof, they manage, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and certain of the Subadvisers derive (or potentially would derive) from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved (i) the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending June 30, 2013. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Series, Inc.

RESULTS OF SPECIAL SHAREHOLDER MEETINGS — October 31, 2012 — (unaudited)

On July 31, 2012, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Growth and Income Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), a series of the SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the Focused Growth and Income Portfolio's liabilities by the Alpha Large-Cap Fund and Class A and Class C shares of the Alpha Large-Cap Fund, which shares will be distributed by the Focused Growth and Income Portfolio to the holders of its shares in complete liquidation thereof. The proposal was approved and the voting results were as follows:

For	Against	Abstain
4,884,204	246,654	365,001

On July 31, 2012, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused StarALPHA Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Growth Fund (the "Alpha Growth Fund"), a series of the SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the Focused StarALPHA Portfolio's liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the Focused StarALPHA Portfolio to the holders of its shares in complete liquidation thereof. The proposal was approved and the voting results were as follows:

For	Against	Abstain
420,886	11,421	9,451

On July 31, 2012, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Technology Portfolio would transfer all of its assets to the Alpha Growth Fund in exchange solely for the assumption of the Focused Technology Portfolio's liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the Focused Technology Portfolio to the holders of its shares in complete liquidation thereof. The proposal was approved and the voting results were as follows:

For	Against	Abstain
1,494,734	140,309	99,094

On July 31, 2012, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Growth Portfolio would transfer all of its assets to the Alpha Growth Fund in exchange solely for the assumption of the Focused Growth Portfolio's liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the Focused Growth Portfolio to the holders of its shares in complete liquidation thereof. The proposal was approved and the voting results were as follows:

For	Against	Abstain
1,971,806	66,241	92,273

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2012 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 67	Director	2001-present	Retired.	78	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 73	Director	2001-present	Retired.	78	Director, Boston Options Exchange (2001 to 2010).
Richard W. Grant Age: 67	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	29	None
Stephen J. Gutman Age: 69	Director	1986-present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	29	None
William J. Shea Age: 64	Director	2004-present	Executive Chairman, Lucid, Inc. (medical devices) (2007 to present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present).
Interested Director
Peter A. Harbeck(3) Age: 58	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	78	None

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2012 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 44	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Donna M. Handel Age: 46	Treasurer	2002-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A
Gregory N. Bressler Age: 46	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 46	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Timothy Pettee Age: 54	Vice President	2008-Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A
Katherine Stoner Age: 56	Chief Compliance Officer	2011-present

Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company ("VALIC") and Western National Life Insurance Company ("WNL") (2006-present); Deputy General Counsel and Secretary, VALIC and WNL (2007-present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-present).

				N/A	N/A

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2012 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A
Gregory R. Kingston Age: 46	Vice President and Assistant Treasurer	2002-present	Vice President, SunAmerica (2001 to present).	N/A	N/A
Matthew J. Hackethal Age: 40	Anti-Money Laundering Compliance Officer	2006-present	CCO, SunAmerica (2006 to present).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (7 portfolios), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (38 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (5 portfolios).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2013.

Portfolio	Net Long-Term Capital Gains
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Large-Cap Growth	—
Focused Small-Cap Growth	2,649,858
Focused Small-Cap Value	—
Focused Dividend Strategy	—
SunAmerica Strategic Value	—

For the year ended October 31, 2012, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Multi-Asset Strategy	16.55%
Focused Balanced Strategy	24.78
Focused Large-Cap Growth	—
Focused Small-Cap Growth	4.35
Focused Small-Cap Value	52.48
Focused Dividend Strategy	100.00
SunAmerica Strategic Value	100.00

The Focused Multi-Asset Strategy Portfolio intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2012, was $20,325. The gross foreign source income for the information reporting is $364,205.

For the year ended October 31, 2012, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Multi-Asset Strategy	$7,685,990
Focused Balanced Strategy	3,711,057
Focused Large-Cap Growth	—
Focused Small-Cap Growth	13,428,782
Focused Small-Cap Value	1,283,309
Focused Dividend Strategy	46,654,399
SunAmerica Strategic Value	202,834

SunAmerica Series, Inc.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class A shares returned -1.30% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its broad-based benchmark, the Russell 3000 Index*, which returned 14.75% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica funds. Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in the underlying SunAmerica funds. Approximately seventy percent is allocated to domestic and foreign equities; ten percent to fixed income, ten percent to alternative strategies and ten percent to global strategies. As of October 31, 2012, the Portfolio's domestic equity allocation was balanced between large-cap and small-cap market capitalizations, as well as growth and value styles. Fixed income assets were balanced between credit and U.S. government exposures. International exposure was split evenly between a diversified international fund and a fund that is focused on investments in Japan.

During the annual period, the primary source of underperformance relative to the benchmark was due to asset allocation, as a static 10% weight in each of the ten asset classes' representative indices during the annual period underperformed the Portfolio's Russell 3000 benchmark. Individually, the representative indices for nine of the ten asset classes underperformed the Russell 3000 Index during the annual period. In particular, the MSCI EAFE Index returned 4.61% and Barclays U.S. Aggregate Bond Index returned 5.25%.† Moreover, the blended benchmark utilized by the underlying alternatives fund – an equal mix of commodity, hedge fund and managed futures indices – returned -3.47% during the annual period and the blended benchmark associated with the underlying global strategies fund, which is an equal mix of the broad global equity and global bond markets, returned 7.17% during the same period.†

Manager selection was also a source of underperformance overall. While the Portfolio's allocation to the Focused Dividend Strategy Portfolio outperformed versus both the Russell 3000 Index and its benchmark, all of the other underlying SunAmerica funds underperformed versus the Russell 3000 and, except for the SunAmerica Strategic Bond Fund, versus their respective benchmarks as well.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI All Country World Index (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class A shares would be valued at $15,122. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $20,360.

	Class A		Class B		Class C††		Class I
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(7.00)%	(1.30)%	(5.77)%	(1.90)%	(2.88)%	(1.91)%	(1.31)%	(1.31)%
5 year return	(4.27)%	(14.68)%	(4.04)%	(17.39)%	(3.74)%	(17.36)%	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.23%	60.41%	4.29%	52.13%	4.18%	50.48%	(1.14)%	(1.38)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Multi-Asset Strategy Portfolio Class A returned (7.00)% compared to 14.75% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class A shares returned 4.47% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its benchmark, the Russell 3000 Index*, which returned 14.75% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica funds. Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

During the annual period, the Portfolio maintained allocations to equities, fixed income, alternative strategies and global strategies. The equity allocation was to funds which invest primarily in the United States, with the only international equity exposure coming from the allocation to global strategies through the SunAmerica Global Trends Fund. The Portfolio's fixed income allocation was overweight to higher quality U.S. government and mortgage portfolios versus a smaller allocation to credit.

The primary driver of underperformance during the annual period was asset allocation, as the representative indices for the fixed income, global strategies and alternative strategies asset classes each underperformed the Russell 3000 benchmark. In particular, the Barclays U.S. Aggregate Bond Index returned 5.25%, while the blended benchmark utilized by the underlying alternatives fund, an equal mix of commodity, hedge fund and managed futures indices, returned -3.47% during the same annual period and the blended benchmark associated with the underlying global strategies fund, which is an equal mix of the broad global equity and global bond markets, returned 7.17% during the annual period.†

Manager selection was also a source of underperformance. While the Portfolio's allocation to the Focused Dividend Strategy Portfolio outperformed versus the Russell 3000 Index and its benchmark, all of the other underlying SunAmerica funds underperformed versus the Russell 3000 and, except for the SunAmerica Strategic Bond Fund, versus their respective benchmarks as well.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI All Country World Index (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class A shares would be valued at $15,230. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $20,360.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(1.52)%	4.47%	(0.26)%	3.74%	2.82%	3.82%	4.43%	4.43%
5 year return	(2.28)%	(5.47)%	(2.10)%	(8.60)%	(1.74)%	(8.39)%	(1.10)%	(5.37)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.30%	61.56%	4.37%	53.27%	4.27%	51.76%	2.82%	27.39%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Balanced Strategy Portfolio Class A returned (1.52)% compared to 14.75% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Large-Cap Growth Portfolio Class A shares returned 9.29% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its benchmark, the Russell 1000 Growth Index*, which returned 13.02% for the same period.

Below, portfolio manager Janet Walsh and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio generated solid positive returns during the annual period, but lagged the Russell 1000 Growth Index on a relative basis. For the annual period overall, the Portfolio's performance was hurt most by weak stock selection in the Energy, Consumer Discretionary and Information Technology sectors. Having an underweighted allocation to the comparatively strongly-performing Consumer Staples sector further hindered relative results. Having a 4.8% average cash position detracted as well, given the rising U.S. equity market.

On the positive side, effective stock selection in the Industrials, Consumer Staples and Materials sectors buoyed the Portfolio's results relative to the Russell 1000 Growth Index. The decisions to underweight the Energy, Materials and Industrials sectors and to overweight the Financials and Health Care sectors also proved prudent.

From an individual security selection perspective, the Portfolio benefited most from its positions in computers and personal electronic device manufacturing giant Apple, cable/satellite TV provider Comcast, electronic payments network Visa, biopharmaceuticals company Gilead Sciences and pharmacy benefits firm Express Scripts. Detracting most from the Portfolio's results were positions in computer storage and data management solutions provider NetApp, retail restaurant chain Chipotle Mexican Grill, networking products provider Acme Packet, computer services giant International Business Machines (IBM) and specialty apparel retailer Abercrombie & Fitch. Of these top contributors and detractors, the Portfolio had sold its positions in NetApp, Chipotle Mexican Grill, Acme Packet and Abercrombie & Fitch by the end of the annual period.

At October 31, 2012, the Portfolio had greater positions than the Russell 1000 Growth Index in the Financials, Consumer Discretionary and Energy sectors and lesser positions than the benchmark index in the Consumer Staples, Materials, Information Technology and Industrials sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 1000 Growth Index in the Health Care sector. The Portfolio had no positions in the Utilities and Telecommunication Services sectors as of October 31, 2012.

Past performance is no guarantee of future results.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $13,720. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $19,940.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	2.99%	9.29%	4.43%	8.43%	7.54%	8.54%	9.86%	9.86%
5 year return	(4.42)%	(15.38)%	(4.35)%	(18.32)%	(3.92)%	(18.11)%	(2.72)%	(12.89)%
10 year return	3.21%	45.58%	3.27%	37.96%	3.15%	36.37%	4.44%	54.33%
Since Inception*	2.62%	53.86%	2.66%	45.92%	2.37%	40.04%	0.95%	13.45%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Large-Cap Growth Portfolio Class A returned 2.99% compared to 13.02% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Growth Portfolio Class A shares returned 0.63% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its broad-based benchmark, the Russell 2000 Growth Index*, which returned 9.70% for the same period.

Below, portfolio manager Andrew Sheridan and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

While the Portfolio gained modest ground during the annual period, it significantly lagged the Russell 2000 Growth Index. Most of the underperformance relative to the Russell 2000 Growth Index can be attributed to stock selection in the Industrials, Consumer Discretionary, Health Care and Materials sectors. A 5.8% average cash position was another drag on relative results, as the U.S. equity market rallied overall during the annual period. Partially offsetting these detractors, however, was effective security selection in the Financials and Information Technology sectors.

On an individual stock basis, positions that detracted most significantly from the Portfolio's performance during the annual period included consumer electronic accessories manufacturer Zagg, aerospace and defense systems manufacturer Spirit AeroSystems Holdings, entertainment software company Take-Two Interactive Software, networking products provider Acme Packet and mobile games developer and publisher Glu Mobile. The Portfolio had sold its positions in each of these detractors by the end of the annual period. Top contributors to the Portfolio's performance included wireless communications company SBA Communications, consumer products company Jarden, aviation equipment manufacturer B/E Aerospace, asset management company Affiliated Managers Group and manufacturing facilities software supplier Aspen Technology. Of these top contributors, the Portfolio had sold its position in B/E Aerospace by the end of the annual period.

At October 31, 2012, the Portfolio had greater positions than the Russell 2000 Growth Index in the Information Technology, Telecommunication Services and Industrials sectors and lesser positions than the benchmark index in the Health Care, Consumer Discretionary and Financials sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 2000 Growth Index in the Energy and Consumer Staples sectors. The Portfolio had no positions in the Utilities and Materials sectors as of October 31, 2012.

Past performance is no guarantee of future results.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $19,078. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $25,139.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(5.14)%	0.63%	(3.67)%	(0.21)%	(0.98)%	(0.11)%	0.76%	0.76%
5 year return	(4.80)%	(17.01)%	(4.65)%	(20.06)%	(4.33)%	(19.86)%	(3.53)%	(16.44)%
10 year return	6.67%	102.37%	6.74%	91.98%	6.58%	89.08%	7.43%	104.78%
Since Inception*	5.05%	120.21%	5.07%	108.10%	4.72%	98.03%	0.99%	12.90%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Small-Cap Growth Portfolio Class A returned (5.14)% compared to 9.70% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Value Portfolio Class A shares returned -12.17% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its broad-based benchmark, the Russell 2000 Value Index*, which returned 14.47% for the same period.

Below, portfolio manager Daniel Lew and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio significantly underperformed the Russell 2000 Value Index during the annual period primarily because of disappointing stock selection. Stock selection detracted most within the Materials, Information Technology, Financials and Consumer Discretionary sectors. Having an underweight exposure to the Financials sector and an overweight allocation to the Energy sector was a further drag on relative performance. Buoying the Portfolio's results somewhat was effective security selection in the Industrials and Consumer Staples sectors.

Individual detractors from the Portfolio's performance during the annual period included consumer electronic accessories manufacturer Zagg, telecommunications services company Vonage Holdings, Internet applications software company KIT Digital, precious metals mining company North American Palladium and natural gas exploration and production company Gastar Exploration. Among the greatest individual contributors to the Portfolio's performance during the annual period were engineering and construction company Shaw Group, supermarket chain Winn-Dixie Stores, storage real estate investment trust Extra Space Storage, diversified shelf-stable foods company B&G Foods and liquid natural gas shipping company Golar LNG. (Winn-Dixie Stores was acquired by Bi-Lo LLC for approximately $560 million in March 2012.) Of these top contributors and detractors, we had sold the Portfolio's positions in B&G Foods, Golar LNG, Vonage Holdings, KIT Digital, North American Palladium and Gastar Exploration by the end of the annual period.

At October 31, 2012, the Portfolio had greater positions than the Russell 2000 Value Index in the Consumer Discretionary, Industrials, Consumer Staples, Information Technology and Health Care sectors and lesser positions than the benchmark index in the Financials and Materials sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 2000 Value Index in the Energy sector. The Portfolio had no positions in the Utilities and Telecommunication Services sectors as of October 31, 2012.

Past performance is no guarantee of future results.

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $17,858. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $24,510.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(17.20)%	(12.17)%	(16.35)%	(12.88)%	(13.61)%	(12.75)%
5 year return	(4.56)%	(15.98)%	(4.53)%	(19.33)%	(4.08)%	(18.79)%
10 year return	5.97%	89.53%	6.00%	79.04%	5.91%	77.50%
Since Inception*	4.79%	114.45%	4.83%	103.43%	4.51%	94.31%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Small-Cap Value Portfolio Class A returned (17.20)% compared to 14.47% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 17.27% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio outperformed its benchmark, the S&P 500 Index*, which returned 15.21% for the same period.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected annually from the Dow Jones Industrial Average (DJIA) and broader market. The first 10 stocks selected will represent the 10 highest yielding stocks within the DJIA and the next 20 stocks will be selected from the Russell 1000 Index† based on selection criteria that generally include dividend yield, as well as a combination of factors that relate to profitability and valuation. Immediately after the Portfolio annually selects stocks for the Portfolio as described above, the Portfolio will hold an approximately equal value of the 30 stocks, though due to changes in market value, it is likely that the weighting of the stocks held will fluctuate throughout the course of the year. The Portfolio's construction is a based on a rules-based process with no fundamental calls.

For the annual period, the Portfolio's overweight allocation to the strongly-performing Health Care sector contributed positively to its relative results as did stock selection within the sector. Effective security selection within the Industrials and Materials sectors also added value. Having an underweight exposure to Energy also boosted the Portfolio's relative performance, as this sector lagged the S&P 500 Index during the annual period. Partially offsetting these gains, however, was having no exposure to the Financials sector, as Financials was the second-strongest performing sector in the S&P 500 Index during the annual period. Individual security selection within the Consumer Discretionary and Information Technology sector also hindered results. Having an underweight allocation to Consumer Discretionary, which outpaced the S&P 500 Index during the annual period, further detracted.

The top-performing individual stocks for the Portfolio during the annual period included home respiratory therapy services company Lincare Holdings, pharmaceutical companies Merck, Eli Lilly and Pfizer and diversified technology and financial services company General Electric. The primary individual stock detractors included commercial printing company R.R. Donnelley & Sons, cosmetics and toiletries company Avon Products, semiconductor equipment company Applied Materials, semiconductor company Intel and diversified chemicals company E.I. DuPont de Nemours. With the exception of Lincare Holdings, which was acquired by Linde in August 2012 for approximately $3.8 billion, each of these top performers and principal laggards remained in the Portfolio at the end of the annual period.

At October 31, 2012, the Portfolio had greater positions than the S&P 500 Index in the Consumer Staples, Industrials, Health Care, Telecommunication Services and Materials sectors and lesser positions than the benchmark index in the Consumer Discretionary and Information Technology sectors. The Portfolio had no positions in the Financials, Energy and Utilities sectors as of October 31, 2012.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. The Fund employs a Strict Investment Technique and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $21,277. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $19,496.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	10.57%	17.27%	12.44%	16.44%	15.58%	16.58%
5 year return	3.61%	26.68%	3.85%	22.53%	4.19%	22.81%
10 year return	7.84%	125.75%	7.92%	114.24%	7.79%	111.76%
Since Inception*	4.86%	110.05%	4.90%	99.15%	4.61%	91.33%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the Focused Dividend Strategy Portfolio Class A returned 10.57% compared to 15.21% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio Class A shares returned 13.64% (before maximum sales charge) for the 12 months ended October 31, 2012. The Portfolio underperformed its benchmark, the Russell 3000 Value Index*, which returned 16.70%.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

While the Portfolio enjoyed solid double-digit absolute gains during the annual period, it lagged the Russell 3000 Value Index on a relative basis due primarily to stock selection decisions in the Financials, Energy, Utilities and Materials sectors. Having an underweighted exposure to the strongly-performing Financials sector further detracted. Partially offsetting these detractors was effective security selection in the Consumer Discretionary, Industrials and Information Technology sectors. Having an overweighted allocation to the strongly-performing Consumer Discretionary sector was also beneficial.

From an individual stock perspective, the Portfolio benefited most during the annual period from investments in biotechnology medicines company Amgen, multimedia company Time Warner, cable/satellite TV provider Comcast, diversified technology and financial services company General Electric and multimedia entertainment company Walt Disney. However, gains were limited by positions in computers and peripherals company Hewlett-Packard, semiconductor company Intel, networking products firm Cisco Systems, integrated electric utility Exelon and marine transport operator Excel Maritime Carriers. Of these top contributors and detractors, the Portfolio had sold its position in Excel Maritime Carriers by the end of the annual period.

At October 31, 2012, the Portfolio had greater positions than the Russell 3000 Value Index in the Consumer Discretionary, Industrials, Consumer Staples and Information Technology sectors and lesser positions than the benchmark index in the Energy, Financials, Utilities and Materials sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 3000 Value Index in the Telecommunication Services and Health Care sectors.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $18,447. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index would be valued at $20,595.

	Class A		Class B		Class C††
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	7.12%	13.64%	8.64%	12.64%	11.84%	12.84%
5 year return	(4.77)%	(16.93)%	(4.65)%	(19.88)%	(4.27)%	(19.61)%
10 year return	6.31%	95.74%	6.39%	85.81%	6.25%	83.43%
Since Inception*	5.98%	125.77%	6.04%	114.36%	5.77%	107.48%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2012, the SunAmerica Strategic Value Portfolio Class A returned 7.12% compared to 16.70% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Katherine Stoner, Vice President and Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

John E. Smith Jr., Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.safunds.com
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

FOANN - 10/12

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2012, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2012
(a) Audit Fees	$236,174	$155,109
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$166,455	$137,342
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2011	2012
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2011 and 2012 were $258,301 and $190,932, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2013

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 8, 2013